Exhibit 10.5

EXECUTION COPY

INDEMNITY REINSURANCE AGREEMENT

between

AMERICAN PIONEER LIFE INSURANCE COMPANY

(Ceding Company)

and

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

(Reinsurer)

Effective as of April 1, 2009

i

ii

INDEMNITY REINSURANCE AGREEMENT

THIS INDEMNITY REINSURANCE AGREEMENT (the “Agreement”), effective as of April 1, 2009, is made and entered into by and between AMERICAN PIONEER LIFE INSURANCE COMPANY, a Florida stock life and health insurance company (the “Ceding Company”) and COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, a Massachusetts stock life insurance company (the “Reinsurer”).

WHEREAS, the Ceding Company has issued or assumed certain life insurance and annuity Policies, which are identified by policy form number and/or plan code on Exhibit A attached hereto; and

WHEREAS, the Ceding Company, together with certain of its Affiliates named therein, and the Reinsurer have entered into (i) that certain Master Agreement dated November 26, 2008, as amended by Amendment Number 1 to Master Agreement, dated April 24, 2009 (the “Amendment”), with FAFLIC (collectively, the “Master Agreement”) and (ii) that certain Joinder Agreement, dated January 9, 2009, with FAFLIC (the “Joinder Agreement”), pursuant to which, among other things, the Ceding Company and the Reinsurer have mutually agreed to enter into this Agreement pursuant to which the Ceding Company shall cede, and the Reinsurer shall indemnity reinsure, the Insurance Liabilities on a one hundred percent (100%) coinsurance basis on the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the Master Agreement and Joinder Agreement, and in reliance upon the representations, warranties, conditions and covenants contained herein and therein, and intending to be legally bound hereby, the Ceding Company and the Reinsurer hereby agree as follows:

ARTICLE I

DEFINITION OF TERMS

Section 1.1. Definitions. Capitalized terms used in this Agreement, but not otherwise defined in this Article I, shall have the meaning given thereto in the Master Agreement. The following capitalized words and terms shall have the following meanings when used in this Agreement:

(a)                                  “Affiliate” has the meaning ascribed thereto in the Master Agreement.

(b)                                 “Agreement” has the meaning set forth in the Preamble.

(c)                                  “Amendment” has the meaning set forth in the second recital hereof.

(d)                                 “Applicable Law” has the meaning ascribed thereto in the Master Agreement.

(e)                                  “Approved Designee” has the meaning ascribed thereto in the Services Agreement.

(f)                                    “Books and Records” has the meaning ascribed thereto in the Master Agreement.

(g)                                 “Business Day” has the meaning ascribed thereto in the Master Agreement.

(h)                                 “Ceding Company” has the meaning set forth in the Preamble.

(i)                                     “Ceding Company Caused Extra Contractual Liabilities” means all Extra Contractual Liabilities that are not Reinsurer Caused Extra Contractual Liabilities or Reinsurer Covered Extra Contractual Liabilities.

(j)                                     “Ceding Company Indemnified Parties” has the meaning set forth in Section 6.2.

(k)                                  “Ceding Company Service Period” means the period commencing on the Closing Date and ending on the Transition Date.

(l)                                     “Closing” has the meaning ascribed thereto in the Master Agreement.

(m)                               “Closing Date” has the meaning ascribed thereto in the Master Agreement.

(n)                                 “Closing Date Ceding Commission” means the “Closing Date Ceding Commission” determined with respect to the Ceding Company pursuant to the Master Agreement. The Closing Date Ceding Commission shall be credited to the Ceding Company as a reduction in the Settlement Amount that would otherwise be payable by the Ceding Company to the Reinsurer at Closing under Section 2.2 of the Master Agreement and Section 3.1 of this Agreement.

(o)                                 “Closing Fee” has the meaning ascribed thereto in the Amendment.

(p)                                 “Code” means the Internal Revenue Code of 1986, as amended.

(q)                                 “Coinsurance Effective Date” means 12:01 a.m. (New York time) on the first calendar day of the calendar month in which the Closing occurs.

(r)                                    “Conversion Services” has the meaning ascribed thereto in the Services Agreement.

(s)                                  “Cost of Capital” means the cost of a capital decrease resulting from the establishment of an Interest Maintenance Reserve liability calculated as follows:

The product of (i) the average of the amounts of the Interest Maintenance Reserve liability (a) as of the first day of each calendar year (except in the case of the year in which the Coinsurance Effective Date occurs, which shall be as of the last day of the calendar quarter preceding the Coinsurance Effective Date) and (b) as of the last day of each calendar year, multiplied by (ii) an annual, simple interest rate equal to 5% (pro-rated for the year in which the Coinsurance Effective Date occurs) (in this manner, the Cost of Capital is amortized in accordance with the Ceding Company’s Interest Maintenance Reserve amortization schedule as reported in its statutory annual financial statement dated as of and for the period ended December 31, 2008 over a period of ten (10) years).

(t)                                    “Dispute Notice” has the meaning set forth in Section 3.1(d).

(u)                                 “ECL Cap” means an amount not to exceed in the aggregate $10,000,000 in respect of Losses sustained or incurred by, or asserted against, (x) the Ceding Company Indemnified Parties in respect of Reinsurer Covered Extra Contractual Liabilities, (y) those other “Ceding Company Indemnified Parties” in respect of “Reinsurer Covered Extra Contractual Liabilities” under each of the other “Coinsurance Agreements” (as defined in the Master Agreement), entered into by the Reinsurer or FAFLIC, as the case may be, and Affiliates of the Ceding Company of even date herewith, and (z) the Reinsurer or FAFLIC, as the case may be, in respect of Reinsurer Covered Extra Contractual Liabilities hereunder and under such other “Coinsurance Agreements” identified in clause (y), taken as a whole. For the avoidance of doubt, any payment made by either the Reinsurer or FAFLIC, as the case may be, (i) in respect of “Reinsurer Covered Extra Contractual Liabilities” under any other such “Coinsurance Agreement” shall be applied against the ECL Cap under this Agreement as if such payment had been made hereunder, and (ii) under clauses (x), (y) or (z) of this definition shall be applied against the ECL Cap only one time and shall not be counted as a payment made pursuant to more than one such clause.

(v)                                 “Excluded Liabilities” means any claim, obligation or liability arising under, in connection with, or with respect to, the Policies:

(i)                                     for Premium Taxes, including any litigation or expenses concerning Premium Taxes, to the extent arising with respect to premiums collected on the Policies attributable to all periods before the Coinsurance Effective Date, and/or to the extent based upon assessments relating to all periods prior to the Coinsurance Effective Date;

(ii)                                  (x) in connection with participation by the Ceding Company, whether voluntary or involuntary, in any guaranty fund or other residual market mechanism established or governed by any state or jurisdiction to the extent arising with respect to premiums attributable to all periods prior to the Coinsurance Effective Date and/or (y) to the extent based upon regulatory fines or assessments relating to events which initially occurred or commenced prior to the Transition Date (provided, that such liability or other obligation will not be an Excluded Liability if it arose out of any act or omission of the Ceding Company or its Affiliate that occurred (or in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees);

(iii)                               for Ceding Company Caused Extra Contractual Liabilities;

(iv)                              for escheat liabilities arising in respect of all periods prior to the Coinsurance Effective Date;

(v)                                 for all Producer Payments;

(vi)                              relating to disputes, litigation, investigations by Governmental Authorities, arbitrations or legal proceedings arising out of acts or omissions of the Ceding Company or its Affiliates that occurred prior to the Closing Date in connection with the Policies, solely to the extent such liabilities are not Extra Contractual Liabilities;

(vii)                           for all premiums, payments, fees or other consideration or amounts due at any time with respect to Reinsurance Coverage;

(viii)                        or portions of the Policies, in each case, to the extent reinsured or purported by the Ceding Company to be reinsured under Reinsurance Coverage, whether or not such coverage is collected or collectible;

(ix)                                for any payment to the Internal Revenue Service or any other Person resulting from or attributable to any act or omission of the Ceding Company (including errors of product design, language, or administration, or inaccurate or incomplete data maintained in Books and Records) resulting in non-compliance of any Policy with the requirements of the Code to the extent such act or omission was not made at the written or express direction or request of the Reinsurer or its designees;

(x)                                   incurred by the Ceding Company in connection with a breach, or other failure to perform, by the Ceding Company of the terms of any acquisition agreement pursuant to which any of the Policies were originally acquired by the Ceding Company, except as such breach or failure to perform results from acts or omissions by the Ceding Company made at the written or express direction or request of the Reinsurer or its designees;

(xi)                                arising from the remediation processes in the States of Wisconsin and New York, respectively;

(xii)                             arising from any errors or omissions made by the Ceding Company, its Affiliates or designees in calculating, paying, documenting or administering any surrender charges on annuity contracts included among the Policies, including those errors that arose in respect of surrender charges in the State of Utah; and

(xiii)                          solely to the extent arising from changes that are made by the Ceding Company to the non-guaranteed elements under the Policies without the prior written consent of the Reinsurer other than such changes that are required by Applicable Law.

Excluded Liabilities shall not include any gross liabilities and obligations incurred by the Ceding Company to the extent attributable to acts, errors or omissions of the Reinsurer or its designees in connection with the Reinsurer’s or its designees’ (x) exercise of contractual rights and privileges of the Ceding Company under the Policies pursuant to the Transaction Agreements, including pursuant to Sections 2.1(a) and 4.11 hereof or (y) performance of Required Services after the Transition Date. In no event shall the term “designees” as used in this paragraph or in Section 6.2(d)(i) include the Ceding Company, its Affiliates or their designees.

(w)                               “Extra Contractual Liabilities” means all liabilities, obligations and other losses (including lost profits) incurred or arising at any time under or relating to any Policy that are not covered by, or that are in excess of, the contractual benefits arising under the express terms and conditions of such Policies, whether to Policyholders, Producers, Governmental Authorities or any other Person, which liabilities and obligations or losses shall include any liability for fines, penalties, forfeitures, excess or penalty interest, punitive, exemplary, special or any other form of extra contractual damages relating to the Policies, and attorneys’ fees and expenses awarded, and which arise from any act, error or omission of a party or its designees, whether or not intentional, negligent, in bad faith or otherwise, including any act, error or omission of a party or its designees relating to (i) the marketing, underwriting, production, issuance, cancellation or administration of the Policies, (ii) the investigation, defense, trial, settlement or handling of claims, benefits or payments arising out of or relating to the Policies, or (iii) the failure to pay or the delay in payment, or errors in calculating or administering the payment, of benefits, claims or any other amounts due or alleged to be due under or in connection with the Policies.

(x)                                   “Final Settlement Amount” has the meaning set forth in Section 3.1(b).

(y)                                 “Final Settlement Date” has the meaning set forth in Section 3.1(e).

(z)                                   “Governmental Authority” has the meaning ascribed thereto in the Master Agreement.

(aa)                            “Independent Accountant” means Deloitte & Touche LLP; provided, that if such accounting firm is either unable or unwilling to accept such engagement, the Ceding Company and the Reinsurer shall jointly request the American Arbitration Association to appoint, within ten (10) Business Days from the date of such request, an internationally recognized firm of public accountants independent of both the Ceding Company and the Reinsurer to serve as Independent Accountant.

(bb)                          “Insurance Liabilities” means all claims, obligations, indemnities, losses or liabilities (and no others) arising under, in connection with, or with respect to, the Policies (other than, in all cases, Excluded Liabilities):

(i)            prior to or after the Coinsurance Effective Date under the express terms of the Policies, including (x) any right to purchase additional coverage and obligations arising under legal or regulatory requirements, (y) any loss settlements within Policy limits, and (z) all such liabilities relating to actions, suits or claims instituted at or after the Coinsurance Effective Date by a Person;

(ii)           for Reinsurer Caused Extra Contractual Liabilities and Reinsurer Covered Extra Contractual Liabilities, subject to the limitations contained in Section 6.2;

(iii)          for all Premium Taxes, including any litigation expenses (but only if initiated by or at the request of Reinsurer) concerning Premium Taxes, to the extent arising with respect to premiums on the Policies attributable to periods on or after the Coinsurance Effective Date, and/or to the extent based upon assessments relating to all periods on or after the Coinsurance Effective Date;

(iv)          (x) in connection with participation by the Ceding Company, whether voluntary or involuntary, in any guaranty fund or other residual market mechanism established or governed by any state or jurisdiction to the extent arising with respect to premiums on the Policies attributable to periods on or after the Coinsurance Effective Date and/or (y) to the extent based upon regulatory fines or assessments relating to periods on or after (A) the Closing Date, but only to the extent such regulatory fines or assessments arose out of any act or omission of the Ceding Company or its Affiliate that occurred (or in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees, or (B) the Transition Date;

(v)           for all out-of-pocket loss adjustment expenses incurred from and after the Transition Date by the Ceding Company with respect to the Policies (other than in connection with the Ceding Company’s participation in such expenses under the Services Agreement);

(vi)          for escheat liabilities for checks issued by the Reinsurer on or after the Coinsurance Effective Date; and

(vii)         for amounts payable on or after the Coinsurance Effective Date for returns or refunds of premiums under the Policies.

(cc)         “Interim Services” has the meaning ascribed thereto in the Services Agreement.

(dd)         “Joinder Agreement” has the meaning ascribed thereto in the second recital hereof.

(ee)         “Loss” or “Losses” has the meaning ascribed thereto in the Master Agreement.

(ff)           “Master Agreement” has the meaning set forth in the second recital hereof.

(gg)         “Ongoing Services” has the meaning ascribed thereto in the Services Agreement.

(hh)         “Permitted Transactions” has the meaning ascribed thereto in the Master Agreement.

(ii)           “Person” has the meaning ascribed thereto in the Master Agreement.

(jj)           “Policies” means each of those insurance policy contracts and/or annuity contracts issued or assumed by the Ceding Company (i) prior to 12:01 a.m. (New York time) on the Coinsurance Effective Date and that are identified by policy form number and/or plan code on Exhibit A attached hereto and that are in effect on the Coinsurance Effective Date or (ii) that are reinstated in, or otherwise the subject of, a Permitted Transaction. “Policies” shall not include any insurance policy contracts and/or annuity forms (including any net retained liabilities of the Ceding Company thereunder) in respect of which the Ceding Company has ceded all or a portion of the liabilities thereunder to Wilton Reassurance Company pursuant to the Wilton Re Agreements.

(kk)         “Policyholder” has the meaning ascribed thereto in the Master Agreement.

(ll)           “Premium Taxes” means the taxes, assessments, and fees imposed on premiums relating to the Policies by any state, local, or municipal taxing authority together with any related interest, penalties and additional amounts imposed by any taxing authority with respect thereto, including retaliatory taxes.

(mm)       “Producer” has the meaning ascribed thereto in the Master Agreement.

(nn)         “Producer Agreement” means any written, oral or other agreement or contract between the Ceding Company and any Producer, or among or between Producers, including any assignments of compensation thereunder, and relating to the solicitation, sale, marketing, production or servicing of any of the Policies.

(oo)         “Producer Payments” has the meaning ascribed thereto in the Master Agreement.

(pp)         “Recapture Fee” has the meaning ascribed thereto in the Amendment.

(qq)         “Reconciliation Amount” has the meaning set forth in Section 3.1(c).

(rr)           “Regulation” has the meaning set forth in Section 9.13.

(ss)         “Reinsurance Coverage” means all contracts, agreements and treaties of reinsurance between the Ceding Company and any Third Party Reinsurer that are in force and effect as of the Coinsurance Effective Date and cover risks associated with the Policies or any portions thereof.

(tt)           “Reinsurer” has the meaning set forth in the Preamble.

(uu)         “Reinsurer Caused Extra Contractual Liabilities” has the meaning set forth in Section 6.2(d).

(vv)         “Reinsurer Covered Extra Contractual Liabilities” has the meaning set forth in Section 6.2(e) (subject to the limitations therefor in Section 6.2).

(ww)       “Reinsurer Indemnified Parties” has the meaning set forth in Section 6.1.

(xx)          “Required Services” has the meaning ascribed thereto in the Services Agreement.

(yy)         “SAP” means the statutory accounting practices and procedures required or permitted by the insurance regulatory authority in the Ceding Company’s state of domicile, consistently applied throughout the specified period and in the immediately prior comparable period.

(zz)          “Services Agreement” means the services agreement entered into among the Ceding Company, several Affiliates of the Ceding Company and the Reinsurer of even date herewith.

(aaa)       “Settlement Amount” means the amount of the initial reinsurance premium payment to be made at Closing by the Ceding Company to the Reinsurer in consideration of the reinsurance of the Policies under this Agreement, which shall be in an amount calculated pursuant to Schedule 3.1 attached hereto.

(bbb)      “Statutory Reserves and Liabilities” means the sum of all of the reserve items (including reserve items for claims incurred but not reported and claims in the course of settlement) maintained by the Ceding Company for the Policies, net of Reinsurance Coverage, as set forth in Exhibit A attached hereto. Exhibit B attached hereto sets forth the Statutory Reserves and Liabilities by Policy as of the Coinsurance Effective Date, as such schedule may be adjusted pursuant to Section 3.1 of this Agreement.

(ccc)       “Third Party Reinsurer” has the meaning ascribed thereto in the Master Agreement.

(ddd)      “Transaction Documents” means this Agreement, the Master Agreement and the Services Agreement.

(eee)       “Transferred Assets” means the cash, cash equivalents and other assets transferred as part of the Settlement Amount and as set forth on Exhibit C attached hereto. Such Transferred Assets shall be valued as of the Closing Date according to the mechanics set forth on Exhibit C.

(fff)         “Transition Date” has the meaning ascribed thereto in the Services Agreement.

(ggg)      “Wilton Re Agreements” has the meaning ascribed thereto in the Amendment.

Section 1.2. Construction. For the purposes of this Agreement, (i) words (including capitalized terms defined herein) in the singular shall be held to include the plural and vice versa and words (including capitalized terms defined herein) of one gender shall be held to include the other gender as the context requires; (ii) the terms “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules) and not to any particular provision of this Agreement, and Article, Section, paragraph and Schedule references are to the Articles, Sections, paragraphs and Schedules to this Agreement, unless otherwise specified; (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation”; (iv) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified; and (v) all references herein to “$” or “Dollars” shall refer to United States dollars, unless otherwise specified.

Section 1.3. Headings. The Article and Section headings contained in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

ARTICLE II

BASIS OF COINSURANCE

Section 2.1. Coinsurance.

(a)                                  Subject to the terms and conditions of this Agreement, effective as of the Coinsurance Effective Date, the Ceding Company hereby cedes to the Reinsurer, and the Reinsurer hereby accepts and reinsures on a one hundred percent (100%) coinsurance basis, the Insurance Liabilities. The Ceding Company and the Reinsurer mutually agree that, as between the parties, on and after the Coinsurance Effective Date, the Reinsurer shall be entitled to exercise all contractual rights and privileges of the Ceding Company under the Policies in accordance with the terms, provisions and conditions of such Policies.

(b)                                 In no event shall such coinsurance with respect to a particular Policy be in force and binding unless such underlying Policy as issued or assumed by the Ceding Company is in full force and binding as of the Coinsurance Effective Date or is the subject of a Permitted Transaction following the Coinsurance Effective Date.

(c)                                  With respect to each of the Policies, the amount of coinsurance hereunder shall be maintained in force without reduction so long as the Policy remains in full force without reduction. If there is a reduction with respect to a Policy, the Reinsurer’s liability with respect thereto shall be equally reduced. All coinsurance for which the Reinsurer is liable hereunder shall be subject to the same rates, terms, conditions, limitations and restrictions as are contained in the Policy.

Section 2.2. Duration of Coinsurance; Recapture. The coinsurance provided under this Agreement shall remain continuously in force. The Policies are not eligible for recapture by the Ceding Company.

Section 2.3. Parties to Coinsurance.  Article II of this Agreement provides for indemnity reinsurance solely between the Ceding Company and the Reinsurer. The acceptance of reinsurance under this Article II shall not create any right or legal relation between the Reinsurer and any Policyholder, insured, claimant or beneficiary under a Policy, and the Ceding Company shall be and remain solely liable to such Policyholder under the Policy.

ARTICLE III

CLOSING AND CONSIDERATION

Section 3.1. Settlement Amount.

(a)                                  On the Closing Date, the Ceding Company agrees to pay the Reinsurer an amount, in the form of Transferred Assets as designated and valued as of the Closing Date pursuant to the mechanics set forth on Exhibit C, equal to the difference between an estimate of: (i) Statutory Reserves and Liabilities, minus (ii) due and deferred premiums on the Policies as of the Coinsurance Effective Date, minus (iii) policy loans outstanding on the Policies as of the Coinsurance Effective Date (net of any accrued and unearned policy loan interest on such policy loans), minus (iv) the Closing Date Ceding Commission as set forth on Schedule 3.1 attached hereto, plus (v) the portion of the Closing Fee due and payable by the Ceding Company to the Reinsurer, as reflected on Schedule H to the Amendment (collectively, the “Settlement Amount”). The Settlement Amount plus interest accrued thereon, as contemplated in Section 2.1 of the Master Agreement, shall be remitted by the Ceding Company to the Reinsurer to an account(s) designated in writing by the Reinsurer. Items (i) through (iii) of this Section 3.1(a) shall reflect the amounts reported by the Ceding Company as of the quarter-ended immediately preceding the Closing Date.

(b)                                 The parties agree to make adjustments to Exhibit A and Exhibit B attached hereto and to the Settlement Amount following Closing, based upon (i) Statutory Reserves and Liabilities for (x) any Policies or Policy claims improperly or inadvertently omitted or miscalculated in determining the Settlement Amount or (y) any Policies that were or are the subject of Permitted Transactions and that were omitted from the calculation of the Settlement Amount as of the Coinsurance Effective Date, (ii) adjustments to the Closing Date Ceding Commission pursuant to Section 2.2(d) of the Master Agreement, and (iii) actual amounts as reported by the Ceding Company as of the Coinsurance Effective Date for items (i) through (iii) in Section 3.1(a) (such adjusted amount, the “Final Settlement Amount”); provided, however, that any such adjustments made pursuant to clause (i)(x) will require the prompt prior written consent of the Reinsurer, which consent shall not be unreasonably withheld, but no such adjustment will be made pursuant to clause (i)(x) unless the Ceding Company has notified the Reinsurer in writing of such adjustment prior to the ninetieth (90th) day following the Closing Date.

(c)                                  The Final Settlement Amount will be calculated by the Ceding Company and reported to the Reinsurer prior to the one hundred twentieth (120th) day following the Closing Date, and if such difference between the Final Settlement Amount and the Settlement Amount (such difference, the “Reconciliation Amount”) is (i) a positive number, then the Ceding Company shall pay such Reconciliation Amount to the Reinsurer by wire transfer of immediately available funds or (ii) a negative number, then the absolute value of such negative number, as the Reconciliation Amount, shall be paid by the Reinsurer to the Ceding Company by wire transfer of immediately available funds.

(d)                                 The Reinsurer shall have ten (10) Business Days to review the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount and provide written notice to the Ceding Company of any dispute regarding the Ceding Company’s calculation of such amounts (a “Dispute Notice”). The Ceding Company and the Reinsurer shall cooperate in good faith to resolve such dispute as promptly as practicable and, upon such resolution, make any adjustments to the calculation of any amount(s) contained in the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount with the agreement of the Ceding Company and the Reinsurer. If the Ceding Company and the Reinsurer are unable to resolve any such dispute within twenty (20) Business Days (or such longer period as the Ceding Company and the Reinsurer shall mutually agree in writing) of the Reinsurer’s delivery of such Dispute Notice, such dispute shall be resolved by the Independent Accounting Firm, and such determination by the Independent Accounting Firm shall be final and binding on the parties; provided that the Reinsurer and the Ceding Company shall submit to the Independent Accounting Firm statements with respect to their respective positions on disputed issues and will cooperate with the Independent Accounting Firm by promptly providing any requested information. Any expenses relating to the engagement of the Independent Accounting Firm in respect of its services pursuant to this Section 3.1(d) shall be shared fifty percent (50%) by the Reinsurer and fifty percent (50%) by the Ceding Company. The Independent Accounting Firm shall be instructed to use reasonable best efforts to perform its services within thirty (30) Business Days of submission by the Reinsurer and the Ceding Company of their respective statements with respect to the disputes and, in any case, as promptly as practicable after such submission. If no Dispute Notice is timely delivered by the Reinsurer, the Ceding Company’s calculations of the Final Settlement Amount and the Reconciliation Amount shall be determinative. If a Dispute Notice is timely delivered by the Reinsurer, the amounts determined pursuant to the resolution of such dispute in accordance with this Section 3.1(d), shall be the Final Settlement Amount and Reconciliation Amount.

(e)                                  With respect to each adjustment which shall enter into the calculation of the Final Settlement Amount and the Reconciliation Amount, interest shall accrue thereon at an annual rate equal to the Three-Month London Interbank Offering Rate (LIBOR) as published in the Money Rate Section (or any successor section) of The Wall Street Journal (or any successor publication) on the (A) Closing Date, with respect to adjustments made other than pursuant to clause (b)(i)(y) above, and (B) effective date of a Permitted Transaction with respect to adjustments made pursuant to clause (b)(i)(y) above. Such interest shall accrue from the Closing Date (or the effective date of the Permitted Transaction, as the case may be) to the date the Reconciliation Amount is paid, which payment date shall be the fifth (5th) Business Day following the later of (i) the receipt by the Reinsurer of calculation of the Final Settlement Amount and Reconciliation Amount, and (ii) the resolution of any dispute in respect of the calculation of the Final Settlement Amount and/or the Reconciliation Amount (the “Final Settlement Date”).

ARTICLE IV

COOPERATION BETWEEN THE CEDING COMPANY AND

THE REINSURER FOLLOWING THE COINSURANCE EFFECTIVE DATE

Section 4.1. Ceding Company Service Period. During the Ceding Company Service Period, the Ceding Company shall provide, or cause to be provided, Interim Services, Conversion Services and Ongoing Services in accordance with the Services Agreement. On and after the Transition Date, the Reinsurer shall provide, or cause to be provided, Required Services under the terms and conditions of the Services Agreement.

Section 4.2. Premium Payments, Negotiation of Checks. (i) On and after the Coinsurance Effective Date, all premium payments, conversion charges and other consideration under the Policies received by the Ceding Company shall be the sole property of the Reinsurer, and (ii) any premium payment, conversion charge and other consideration received by the Ceding Company, to the extent such premium payment, conversion charge and other consideration covers periods on or after the Coinsurance Effective Date, shall be remitted in accordance with the Services Agreement.

Section 4.3. Reserves. The Reinsurer agrees that, on and after the Coinsurance Effective Date, it will establish and maintain all statutory reserves and liabilities as may be required under the terms of the Policies, SAP and Applicable Law.

Section 4.4. Reserve Credits. If, as of the end of any calendar quarter following the Coinsurance Effective Date, the Ceding Company becomes unable to take full reserve credit with respect to all the reinsurance provided under this Agreement by the Reinsurer of the Policies for whatever reason, the Reinsurer will implement, prior to the date on which the Ceding Company is required by Applicable Law to file its quarterly statutory financial statement as of and for the period ended on such calendar quarter end-date with its domiciliary insurance regulatory authority, alternative arrangements in accordance with Applicable Law in order to ensure that the Ceding Company is permitted to take such reserve credit on the Ceding Company’s statutory financial statements.

Section 4.5. Premium Taxes. The Ceding Company shall be liable for all Premium Taxes on premiums received in connection with the Policies prior to the Coinsurance Effective Date and shall remain liable for payment of Premium Taxes on premiums received under the Policies. The Reinsurer shall pay to the Ceding Company a provision for Premium Taxes incurred in connection with premiums received under the Policies on or after the Coinsurance Effective Date. The provision for Premium Taxes to be paid by the Reinsurer pursuant to the immediately preceding sentence shall be two and one-half percent (2.5%) of premiums collected as ceded under this Agreement (as such percentage may be changed annually on a prospective basis by the mutual agreement of the parties to reflect actual experience, which agreement by each party shall not be unreasonably withheld, delayed or conditioned), as calculated on a quarterly basis, and shall be paid by the Reinsurer to the Ceding Company as part of the monthly and annual settlements that occur under this Agreement.

Section 4.6. Payments Relating to Commissions. The Reinsurer shall pay to the Ceding Company those payments set forth on Schedule 4.6, which shall be reflected in the monthly settlement report prepared and delivered pursuant to Section 4.9.

Section 4.7. Guaranty Fund Assessments.

(a)                                  Ceding Company-Paid Assessments. In the event the Ceding Company is required to pay an assessment in respect of the Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction and such assessment is based on premiums collected or policies in full force in any period on or after the Coinsurance Effective Date, the portion, if any, of such assessment that relates to such Policies shall be reimbursed by the Reinsurer to the extent that no Premium Tax offsets are available for use by the Ceding Company. Such reimbursement shall be included in the monthly and annual settlements that occur under this Agreement.

(b)                                 Reinsurer-Paid Assessments. In the event the Reinsurer is required to pay an assessment in respect of the Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction and such assessment is based on premiums collected or policies in force in any period prior to the Coinsurance Effective Date, the portion, if any, of such assessment that relates to such Policies shall be reimbursed by the Ceding Company to the extent that no Premium Tax offsets are available for use by the Reinsurer.

Section 4.8. Reports. The parties hereto acknowledge and agree that the regularity and reliability of information concerning the Policies is critically important to each such party. In connection therewith, each of the Ceding Company and the Reinsurer agrees to, and agrees to cause their respective designees to, comply with its respective reporting obligations as set forth in this Agreement and the Services Agreement within the time periods contemplated herein and therein.

Section 4.9. Monthly Settlement.

(a)                                  The Ceding Company shall provide the Reinsurer with a monthly settlement report, no later than the thirtieth (30th) day following the end of each calendar month, with delivery thereof commencing in the month following the month in which the Coinsurance Effective Date occurs (including in such first report the period since the Coinsurance Effective Date). Such monthly settlement report shall be in the form specified in Schedule 4.9 attached hereto.

(b)                                 In the event that such monthly settlement report reflects a net amount owed by the Ceding Company to Reinsurer pursuant to the terms of this Agreement, then the Ceding Company shall also make a wire payment in immediately available funds of such net amount to the account(s) designated therefor in writing by the Reinsurer no later than the tenth (10th) Business Day following Reinsurer’s receipt of such monthly settlement report, except to the extent that the Reinsurer notifies the Ceding Company in writing prior to the expiration of such ten (10) Business Day period of its good faith belief that the report is inaccurate, in which case the parties shall cooperate with each other to resolve the disagreement. In the event that a monthly settlement report reflects a net amount owed by Reinsurer to the Ceding Company pursuant to the terms of this Agreement, Reinsurer shall make a wire payment in immediately available funds of such net amount to the Ceding Company no later than the tenth (10th) Business Day following Reinsurer’s receipt of such monthly settlement report, except to the extent that the Reinsurer notifies the Ceding Company prior to the expiration of such ten (10) Business Day period of its good faith belief that the report is inaccurate, in which case the parties shall cooperate with each other to resolve the disagreement. In the event of any such dispute, the party owing any amount pursuant to such monthly settlement report shall pay such amount in full no later than the fifth (5th) Business Day following settlement of such dispute. Any delinquent amounts payable under this clause (b) shall accrue interest from the date such payment was originally due until the date such payment is made, such interest to accrue at an annual rate equal to the Three-Month London Interbank Offering Rate (LIBOR) as published in the Money Rate Section (or any successor section) of The Wall Street Journal, Eastern Edition (or any successor publication) as determined on the date such payment was originally due.

(c)                                  Pursuant to the terms of the Services Agreement, from and after the Transition Date, the Reinsurer shall be responsible for, among other things, the direct payment to Policyholders or their beneficiaries, as applicable, of all death, annuity and other contractual benefits constituting Insurance Liabilities under the Policies. Any such payment by the Reinsurer shall satisfy, on a dollar-for-dollar basis, the Reinsurer’s obligations to the Ceding Company in respect thereof under this Agreement.

Section 4.10. Audit. Each party shall have the right to audit on an annual basis, at its sole expense, at the office of the other during regular business hours and upon reasonable prior written notice, all records and procedures relating to the Policies.

Section 4.11. Non-Guaranteed Elements.

(a)                                  For the period beginning on the Closing Date and continuing up to and including the Transition Date, the Ceding Company shall make such changes to the non-guaranteed elements under the Policies as are requested in writing by the Reinsurer or its designees. The Ceding Company shall make no changes to such non-guaranteed elements except those requested in writing by the Reinsurer or its designees, or as otherwise may be required by Applicable Law.

(b)                                 For all periods following the Transition Date, the Ceding Company acknowledges and agrees that (i) the Reinsurer and its designees have sole discretion to make changes to the non-guaranteed elements of the Policies to the extent that such changes are in accordance with the terms of the Policies and Applicable Law, and (ii) it shall not make any such changes to such non-guaranteed elements except those requested in writing by the Reinsurer or as otherwise may be required by Applicable Law.

ARTICLE V

UNDERTAKINGS OF CEDING COMPANY FOLLOWING
THE COINSURANCE EFFECTIVE DATE

Section 5.1. Cooperation. The Ceding Company agrees to provide all reasonable assistance to the Reinsurer and its designees in the transfer to the Reinsurer of the obligation to provide Required Services pursuant to the Services Agreement in connection with the Policies, including responding to questions from the Reinsurer and its designees in the conversion of computer records and files to the systems of the Reinsurer. The Ceding Company will do all things reasonable and necessary to permit the Reinsurer and its designees to exercise and assert all rights of the Ceding Company as contemplated herein and will fully cooperate with the Reinsurer and its designees in such exercise and assertion.

ARTICLE VI

INDEMNIFICATION

Section 6.1. Indemnification by the Ceding Company. From and after the Closing Date, the Ceding Company shall indemnify and defend the Reinsurer, its Approved Designees and its Affiliates, and their respective officers, employees, directors, controlling persons, Affiliates, agents, representatives and assigns (the “Reinsurer Indemnified Parties”) against, and hold each of them harmless from all Losses sustained or incurred by, or asserted against, the Reinsurer Indemnified Parties which arise out of:

(a)                                  any Excluded Liabilities;

(b)                                 any breach or nonfulfillment by the Ceding Company of, or any failure by the Ceding Company to perform, any of the covenants, terms or conditions of, or any of its duties or obligations under, this Agreement;

(c)                                  any action or inaction of the Ceding Company or its designees under or with respect to any of the Policies that is not indemnifiable by the Reinsurer pursuant to Section 6.2;

(d)                                 or relate to or are in connection with the Wilton Re Agreements;

(e)                                  the amount of the Cost of Capital for any Interest Maintenance Reserve that the Reinsurer becomes obligated to establish under SAP as a liability as of the Coinsurance Effective Date or as of the Closing Date on its statutory financial statements solely as a result of the reinsurance by the Reinsurer of the Insurance Liabilities contemplated by this Agreement, the amount of such Interest Maintenance Reserve (if any) being determined by reference to the schedule to be provided by the Ceding Company to the Reinsurer as promptly as practicable following the determination thereof; and

(f)                                    any enforcement of this indemnity.

Section 6.2. Indemnification by the Reinsurer. From and after the Closing Date, the Reinsurer shall indemnify and defend the Ceding Company and its Affiliates, its Approved Designees, and their respective officers, employees, designees, directors, controlling persons, Affiliates, agents, representatives and assigns (the “Ceding Company Indemnified Parties”) against, and hold each of them harmless from, all Losses sustained or incurred by, or asserted against, the Ceding Company Indemnified Parties which arise out of:

(a)                                  any Insurance Liabilities;

(b)                                 any breach or nonfulfillment by the Reinsurer of, or any failure by the Reinsurer to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement;

(c)                                  any action or inaction of the Reinsurer or its designees under or with respect to any of the Policies;

(d)                                 any Extra Contractual Liabilities and any related attorneys’ fees and expenses that are based upon, relate to or arise solely out of any act, error or omission of (i) the Reinsurer or any of its officers, directors, designees, agents or employees, whether intentional or otherwise, which occurred after the Closing Date (including in connection with the Reinsurer’s or its designees’ (x) exercise of contractual rights and privileges of the Ceding Company under the Policies pursuant to the Transaction Agreements, including pursuant to Sections 2.1(a) and 4.11 of this Agreement, and (y) performance of Required Services under the Services Agreement after the Transition Date), except to the extent such act, error or omission was made at the written or express direction or request of the Ceding Company or its designees, and (ii) the Ceding Company or any of its officers, directors, designees, agents or employees that occurred (or, in the case of an omission, failed to occur) on or after the Closing Date and was made at the written or express direction or request of the Reinsurer or its designees (“Reinsurer Caused Extra Contractual Liabilities”);

(e)                                  Extra Contractual Liabilities and any related attorneys’ fees and expenses that are based upon, relate to or arise solely out of any act, error or omission of the Ceding Company or any of its officers, directors, designees, agents or employees, whether intentional or otherwise, with respect to the Policies (other than those acts, errors or omissions covered by Section 6.2(d)(ii)), in respect of which relief is first sought by the aggrieved Person from the Ceding Company, the Reinsurer or any of their respective Affiliates or designees after April 24, 2014 (“Reinsurer Covered Extra Contractual Liabilities”); and

(f)                                    any enforcement of this indemnity.

Notwithstanding anything to the contrary herein, in no event shall the Reinsurer be obligated to indemnify the Ceding Company Indemnified Parties for Losses arising in respect of any Reinsurer Covered Extra Contractual Liabilities pursuant to Section 6.2(e) that exceed, individually or in the aggregate, the ECL Cap.

In addition, the Ceding Company agrees, and agrees to cause each other Ceding Company Indemnified Party, to use commercially reasonable efforts to seek recoveries under all applicable insurance or reinsurance policies or other indemnity, contribution or similar agreements in respect of any Losses arising in respect of Reinsurer Covered Extra Contractual Liabilities. In the event that any Ceding Company Indemnified Party is able to make any actual recovery under any such insurance or other agreement, the Reinsurer shall not have any liability to the Ceding Company hereunder for such amount and, in the event that the Reinsurer has already made an indemnification payment to the Ceding Company Indemnified Parties for such amount, the Ceding Company shall reimburse Reinsurer for such payments to the extent any Ceding Company Indemnified Parties received reimbursement under such insurance or other agreement. Payments made by the Reinsurer but later reimbursed by any Ceding Company Indemnified Party pursuant to the immediately preceding sentence shall not be applied against the ECL Cap.

Section 6.3. Indemnification and Arbitration Procedures. The arbitration procedures under Article VIII of this Agreement shall apply to indemnity claims and disputes arising under this Agreement, and are incorporated herein by reference. The rights and obligations of the parties respecting indemnification under this Agreement shall be subject to the limitations described in Article VIII of this Agreement.

Section 6.4. Cooperation. Each party agrees that it will cooperate fully with the other party in the satisfactory settlement of any and all claims, insofar as possible.

Section 6.5. Payment in Full for Losses. To the extent a Reinsurer Indemnified Party or a Ceding Company Indemnified Party receives indemnification in full for a Loss under any Transaction Agreement, such party shall not be entitled to further indemnification under the same or any other Transaction Agreement.

ARTICLE VII

INSOLVENCY

Section 7.1. Payment of Benefits under an Insolvency. The obligations of the Reinsurer under this Agreement shall be without diminution or in any way affected or diminished because of the insolvency of the Ceding Company. In the event of the insolvency of the Ceding Company and the appointment of a conservator, liquidator, receiver or statutory successor of the Ceding Company while coinsurance is in effect as to any Policy, all coinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable directly to such conservator, liquidator, receiver or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of claims allowed against the Ceding Company by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of the Ceding Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims, except where (x) this Agreement specifies another payee of such reinsurance in the event of the insolvency of the Ceding Company or (y) the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Ceding Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Ceding Company to such payees.

Section 7.2. Required Notice of and Defense against Claims. In the event of the insolvency of the Ceding Company while coinsurance as to any Policy is in effect under this Agreement, the conservator, liquidator, receiver or statutory successor of the Ceding Company shall give the Reinsurer written notice of the pendency of a claim against the Ceding Company on a Policy within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the Reinsurer may, at its own expense, investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the Reinsurer may deem available to the Ceding Company or its conservator, liquidator, receiver or statutory successor. The expense thus incurred by the Reinsurer shall be payable, subject to court approval, out of the estate of the Ceding Company as a part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company in conservation or liquidation solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose the defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the insolvent Ceding Company.

ARTICLE VIII

ARBITRATION

Section 8.1. Agreement to Arbitrate. It is the intention of the parties that customs and usages of the business of life insurance or reinsurance and annuities shall be given full effect in the interpretation of this Agreement. All disputes between the Reinsurer and the Ceding Company arising out of this Agreement (other than disputes arising with respect to the formation and validity of this Agreement) on which an amicable understanding cannot be reached shall be decided exclusively by arbitration between the parties at a location to be mutually agreed upon between the parties or as designated by the arbitrators if agreement as to a location cannot be reached by the parties. Notwithstanding any other provision of this Article VIII, if either the Reinsurer or the Ceding Company seeks, consents to, or acquiesces in the appointment of or otherwise becomes subject to any trustee, receiver, liquidator, statutory successor or conservator (including any state insurance regulatory agency or authority acting in such a capacity), the other party shall not be obligated to resolve any claim, dispute or cause of action under this Agreement by arbitration except as may be required by Applicable Law. Notwithstanding any other provision of this Article VIII, nothing contained in this Agreement shall require arbitration of any issue for which equitable or injunctive relief, including specific performance, is the sole remedy sought.

Section 8.2. Method. The parties intend this Article VIII to be enforceable in accordance with the Federal Arbitration Act (9 U.S.C. Section 1, et seq.), including any amendments to that Act which are subsequently adopted, notwithstanding any other choice of law provision set forth in this Agreement. In the event that either party refuses to submit to arbitration as required herein, the other party may request a United States Federal District Court to compel arbitration in accordance with the Federal Arbitration Act. Both parties consent to the jurisdiction of such court to enforce this article and to confirm and enforce the performance of any award of the arbitrators. Arbitration shall be conducted before a three-person arbitration panel appointed as follows: to initiate arbitration, either party shall notify the other in writing in the manner set forth in this Agreement for sending notices to the parties of its desire to arbitrate, stating the nature of the dispute and the remedy sought, and designating an arbitrator. The party to which the notice is sent shall respond in writing no later than the thirtieth (30th) day following its receipt of such notice. If the second party fails to respond within the time period set forth in this Section 8.2, or fails to designate its arbitrator in its response, the party initiating arbitration shall appoint a second arbitrator. The two arbitrators shall select an umpire no later than the thirtieth (30th) day following the designation of the second arbitrator. If they are unable to agree upon the selection of the umpire on or prior to the thirtieth (30th) day following the appointment of the second arbitrator, the parties shall appoint the umpire pursuant to the ARIAS-US Umpire Selection Procedure. The arbitrators and umpire shall be either present or former executive officers of life insurance or reinsurance companies, be certified to act as arbitrators or umpires by ARIAS-US, shall not be under the control of either party and shall have no financial interest in the outcome of the arbitration and shall have no conflict of interest with any party hereto (or its Affiliates) or the subject matter of the arbitration.

Section 8.3. Power of Arbitrators. The arbitrators shall have the power to determine all procedural rules for the conduct of the arbitration, including the production and inspection of documents, the examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators and the umpire shall interpret this Agreement as an honorable engagement and not merely as a legal obligation between the parties. They shall reach their decision from the standpoint of equity and the customs and practices of the life insurance or reinsurance industry with a view to effecting the general purposes of this Agreement and may abstain from following the strict rules of law; provided, however, that (i) the arbitrators shall have no authority to award equitable relief or punitive damages against or in favor of either party (except to reimburse a party for extra-contractual or punitive damages that either the Ceding Company or the Reinsurer has paid or is legally obligated to pay to third parties), and (ii) nothing contained in this Article VIII is intended to limit the dispute resolution mechanics for (x) calculations made pursuant to Section 3.1 or Exhibit C (which disputes shall be resolved pursuant to the procedures set forth in Section 3.1 or Exhibit C, as applicable), or (y) Section 9.13.

Section 8.4. Arbitration Fees and Expenses; Decision. Unless the arbitration panel orders otherwise, each party shall pay: (1) the fees and expenses of its own arbitrator; and (2) an equal share of the fees and expenses of the umpire and the other expenses of the arbitration. Each party shall pay its own legal fees in connection with the arbitration, unless the arbitrators award legal fees and expenses of the prevailing party as part of any award. Except as otherwise specifically provided herein, the arbitration shall be conducted in accordance with the procedures of the American Arbitration Association. The decision of the arbitrators shall be made in writing and final and binding upon both of the parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The arbitration will be conducted on a confidential basis, except to the extent otherwise required by Applicable Law, and no matters discussed or disclosed by any party at the arbitration, or any decision or award of the arbitrators, will be admitted into evidence or otherwise disclosed or used before any court or other legal, regulatory or administrative body, authority or forum for any purpose except as and to the extent necessary for entry of final judgment on the award of the arbitrators in any court having jurisdiction.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1. Notices. Any and all notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when (i) received by the receiving party if mailed by United States registered or certified mail, return receipt requested, (ii) received by the receiving party if mailed by United States overnight express mail, (iii) sent by facsimile or telecopy machine, followed by confirmation mailed by United States first-class mail or overnight express mail or (iv) delivered in person to the parties at the addresses set forth in the Master Agreement.

Section 9.2. Confidentiality. Each of the parties shall maintain the confidentiality of all information related to the Policies and all other information denominated as confidential by the other party provided to it in connection with this Agreement to the extent required by and subject to all of the terms and provisions of Section 11.7 of the Master Agreement.

Section 9.3. Misunderstandings and Oversights. If any failure to pay amounts due or to perform any other act required of either party under this Agreement is shown to be unintentional and caused by misunderstanding, oversight or clerical error, then this Agreement shall not be deemed in breach thereby, provided, that such failure is promptly corrected by the party that caused such failure, which correction restores the other party to the position it would have occupied (including provision for the time value of money) had the misunderstanding, oversight or clerical error not occurred.

Section 9.4. Reinstatements. If a Policy that was reduced, terminated, or lapsed is reinstated in a Permitted Transaction, the reinsurance for such Policy under this Agreement will be reinstated automatically to the amount that would have been in force if the Policy had not been reduced, terminated or lapsed.

Section 9.5. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, the Master Agreement, the Joinder Agreement and the Services Agreement, including the Schedules and Exhibits attached hereto and thereto, constitute the sole and entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, which are merged with and into this Agreement.

Section 9.6. Waivers and Amendments. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof. Such waiver must be in writing and must be executed by an executive officer of such party. A waiver on one occasion will not be deemed to be a waiver of the same or any other term or condition on a future occasion. This Agreement may be modified or amended only by a writing duly executed by an executive officer of the Ceding Company and the Reinsurer, respectively.

Section 9.7. No Third Party Beneficiaries. The terms and provisions of this Agreement constitute an indemnity reinsurance agreement solely between the Ceding Company and the Reinsurer, and other than Ceding Company Indemnified Parties and Reinsurer Indemnified Parties, the terms and provisions of this Agreement are intended solely for the benefit of the parties hereto, the Ceding Company and the Reinsurer and their permitted successors and assigns, and it is not the intention of the parties to confer any rights as a third-party beneficiary to this Agreement upon any other person.

Section 9.8. Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns and legal representatives, whether by merger, consolidation or otherwise. This Agreement shall not be assigned by any of the parties hereto without the prior written approval of the other party; provided, that nothing in this Section 9.8 shall be interpreted to prevent the retrocession by the Reinsurer of all or any portion of the Insurance Liabilities, but only after the delivery by the Reinsurer of prior written notice thereof to the Ceding Company.

Section 9.9. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the state of domicile of the Ceding Company, without regard to its conflicts of law doctrine.

Section 9.10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 9.11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or if determined by a court of competent jurisdiction to be unenforceable, and if the rights or obligations of the Ceding Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, such provision shall be fully severable, and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

Section 9.12. Exhibits and Schedules. Exhibits and Schedules attached hereto are hereby made a part of this Agreement.

Section 9.13. Election Statement. The parties hereby jointly make the election to determine specified policy acquisition expenses without regard to the general deductions limitation described in Internal Revenue Regulation 1.848-2(g)(8) (the “Regulation”) under Section 848 of the Code. This Section 9.13 shall constitute the Election Statement specified in the Regulation and this Election Statement shall be construed in accordance with all of the requirements of such Regulation regarding such election, including, without limitation, the election statement and Tax return reporting requirements of Regulation Sections 1.848-2 (g)(8)(ii) and 1.848-2 (g)(8)(iii). Pursuant to this Election Statement, the parties agree as follows:

(a)                                  to exchange information each and every year for which this Agreement is in effect pertaining to the amount of “net consideration” under this Agreement as that term is used in the Regulation. In order to effect this information exchange, the parties agree that:

(i)                                     the Ceding Company shall submit its calculation of the “net consideration” for purposes of that Regulation to the Reinsurer not later than May 1st for each and every taxable year for which this Agreement is in effect;

(ii)                                  the Reinsurer may challenge such calculation within ten (10) Business Days of its receipt of the Ceding Company’s calculation;

(iii)                               should the Reinsurer challenge the Ceding Company’s calculation of the “net consideration” and the parties be unable to agree as to the appropriate methodology to determine the “net consideration” for purposes of the Regulation, the parties shall refer such dispute to an outside tax consultant unrelated to either of the parties, in lieu of the arbitration provisions of this Agreement, and if the parties cannot agree on a tax consultant, the tax consultant shall be Deloitte & Touche LLP, and the parties agree to be bound by the decision of such tax consultant;

(b)                                 that the party with net positive consideration with respect to this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code; and

(c)                                  that the first taxable year for which this Election Statement shall be effective is taxable year 2009.

Section 9.14. Additional Tax Provisions. The parties each agree to attach a schedule to their federal income Tax returns that identifies this Agreement as a reinsurance agreement for which the Election Statement in Section 9.13 has been made. This schedule shall be attached to each of the parties’ federal income Tax returns filed for the first taxable year of each party ending after the Election Statement becomes effective.

Section 9.15. Set Off. Any debts or credits between the Ceding Company and the Reinsurer under this Agreement only are deemed mutual debts and credits, as the case may be, and the Ceding Company and the Reinsurer shall have, and may exercise at any time and from time to time, the right to net or offset any such debts or credits under this Agreement only and only the balance shall be allowed or paid hereunder. This right of netting and offset shall not be affected or diminished because of insolvency of either party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective this 24th day of April, 2009.

AMERICAN PIONEER LIFE INSURANCE COMPANY

By:	/s/ Gary W. Bryant
Name:	Gary W. Bryant
Title:	President & CEO

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:	/s/ Michael Reardon
Name:	Michael Reardon
Title:	President

Indemnity Reinsurance Agreement Signature Page

Schedule 3.1

SETTLEMENT AMOUNT

Statutory Reserves and Liabilities (1)	$68,465,836

- Due and deferred premiums (2)	$3,715,184

- Policy loans outstanding (2) (net of accrued and unearned interest)	$6,376,283

- Closing Date Ceding Commission (3)	$8,306,469

+ Portion of Closing Fee (4)	$240,529

= Settlement Amount (5)	$50,308,429

+ Accrued Interest (6)	$161,655

= Total Payment	$50,470,084

(1) Will equal amount on Exhibit A.

(2) On the Policies as of the Coinsurance Effective Date.

(3) Will equal amount determined pursuant to Section 2.2 in the Master Agreement.

(4) Will equal amount set forth in respect thereof on Schedule H to the Amendment.

(5) Interest Maintenance Reserve impact relating to the Transferred Assets transferred on the Closing Date and the Final Settlement Date shall be the amount of zero dollars ($0.00).

6) Determined pursuant to Section 2.1 in the Master Agreement.

3.1-1

Schedule 4.6

PAYMENTS RELATING TO COMMISSIONS

4.6-1

AMERICAN PIONEER COMMISSIONS

Expressed as percentage of premium.

			Policy Year
LOB	Plan	IA	1	2	3	4	5	6	7	8	9	10	11+
Annuity	la05	All	4.5%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	1A07	All	8.5%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	1a073	All	8.5%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	1B05	All	4.5%	4%	4%	0%	0%	0%	0%	0%	0%	0%	0%
	1B07	All	4.5%	4%	4%	0%	0%	0%	0%	0%	0%	0%	0%
	1B073	All	4.5%	4%	4%	0%	0%	0%	0%	0%	0%	0%	0%
	1B10	All	11%	4%	4%	4%	4%	3%	3%	3%	3%	3%	3%
	1BRH	1-74	7%	1%	1%	1%	1%	0%	0%	0%	0%	0%	0%
		75-78	5%	1%	1%	1%	1%	0%	0%	0%	0%	0%	0%
		79	5%	1%	1%	1%	1%	0%	0%	0%	0%	0%	0%
		80	3%	1%	1%	1%	1%	0%	0%	0%	0%	0%	0%
	1BRHN	All	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	FPDA5	All	6%	4%	4%	4%	4%	0%	0%	0%	0%	0%	0%
	FPDA6	All	6%	4%	4%	4%	4%	0%	0%	0%	0%	0%	0%
	FPDA7	All	6%	4%	4%	4%	4%	0%	0%	0%	0%	0%	0%
	FPDA8	All	6%	4%	4%	4%	4%	0%	0%	0%	0%	0%	0%
	SPDA5	All	7.5%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	SPDA7	All	7.5%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%

Senior Life	1gd05	0-75	125%	15%	15%	15%	15%	10%	10%	10%	10%	10%	3%
		85	93%	15%	15%	15%	15%	10%	10%	10%	10%	10%	3%
	1GGRD	0-75	125%	15%	15%	15%	15%	10%	10%	10%	10%	10%	3%
		85	93%	15%	15%	15%	15%	10%	10%	10%	10%	10%	3%
	1GM01	All	100%	9%	9%	9%	9%	7%	7%	7%	7%	7%	3%
	1GPOM	0-75	125%	15%	15%	15%	15%	10%	10%	10%	10%	10%	3%
		85	93%	15%	15%	15%	15%	10%	10%	10%	10%	10%	3%
	1GW01	All	100%	9%	9%	9%	9%	7%	7%	7%	7%	7%	3%
	1LD05	0-75	130%	15%	15%	15%	15%	10%	10%	10%	10%	10%	3%
		85	98%	15%	15%	15%	15%	10%	10%	10%	10%	10%	3%

Traditional	lhhw	All	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	1IPW	All	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	1JAA	0-19	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
		20+	90%	12%	7%	7%	7%	7%	7%	7%	7%	7%	3%
	1JBA	0-19	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
		20+	90%	12%	7%	7%	7%	7%	7%	7%	7%	7%	3%
	1JDD	0-49	95%	12%	7%	7%	7%	7%	7%	7%	7%	7%	3%
		50+	75%	12%	7%	7%	7%	7%	7%	7%	7%	7%	3%
	1JKE1	All	65%	6%	6%	6%	6%	6%	6%	6%	6%	6%	3%
	1JKF1	All	75%	6%	6%	6%	6%	6%	6%	6%	6%	6%	3%
	1JMC	All	105%	15%	8%	8%	8%	7.5%	7.5%	7.5%	7.5%	7.5%	3%
	1JME	All	100%	9%	9%	9%	9%	7%	7%	7%	7%	7%	3%
	1JMF	All	105%	15%	8%	8%	8%	7.5%	7.5%	7.5%	7.5%	7.5%	3%

	1JNA	All	260%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	1JWA	All	105%	15%	8%	8%	8%	7.5%	7.5%	7.5%	7.5%	7.5%	3%
	1JWE	All	105%	15%	8%	8%	8%	7.5%	7.5%	7.5%	7.5%	7.5%	3%

UL*	1ccan	All	95%	9%	9%	9%	9%	8%	8%	8%	8%	8%	3%
	1CCAS	All	95%	9%	9%	9%	9%	8%	8%	8%	8%	8%	3%
	1cta1	All	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	1cu1p	All	94%	5%	5%	5%	5%	5%	5%	5%	5%	5%	3%
	1CUPP	All	94%	5%	5%	5%	5%	5%	5%	5%	5%	5%	3%
	AE05	0-80	35%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
		85	25%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
	AE10	0-80	35%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
		85	25%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
	AE1S	0-49	9%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
		50-79	13%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
		80-83	11%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
		84+	9%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	AE5S	0-49	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
		50-83	40%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
		84+	34%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
	AE7S	0-49	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
		50-84	First year ratios range from 44% to 56% with age 65,70,75,80 the highest. Second to fifth year from 10% to 7% differ by issue age. Zero after year 6
	AESP	0-80	35%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
		85	25%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
	AEWL	0-80	35%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%
		85	25%	5%	5%	5%	5%	0%	0%	0%	0%	0%	0%

For UL, AE05, AE10, AESP and AEWL the same commission schedule applies for both target and excess premium. All other plans have zero commission for excess premium.

Schedule 4.9

MONTHLY SETTLEMENT REPORTS

1

Commonwealth Annuity and Life Insurance Company (Reinsurer)

Sch 4.9 - Monthly Reinsurance Settlement Statement

For the Month Ending:

Jan-09

Pre - Transition Date

(TRAD)
		COMB LOB		(TRAD) Whole		(TRAD) Term		Universal		(SR) Senior				(AE & AEII)		(Grp) Group
		TOTALS		Life		Life		Life/ISWL		Life		(GR) GRL Life		Asset Enhancer		Life		(ANN) Annuity
		Total		Total		Total		Total		Total		Total		Total		Total		Total
Collected Premiums
A	FY Premium Collected:			—		—		—		—		—		—		—		—
B	RNL Premium Collected	—		—		—		—		—		—		—		—		—
C	Total Collected Premium (with waiver) (A+B	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Premium
D	FY Premium Collected:	—		—		—		—		—		—		—		—		—
E	RNL Premium Collected	—		—		—		—		—		—		—		—		—
F	Total Collected Assumed Reinsurance Premium (D+E	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Premium
G	FY Premium Collected:			—
H	RNL Premium Collected
I	Total Inuring Reinsurance Premium (G+H	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

J	Net Total Premium (C+F-I)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Policy Benefits
K	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
L	Surrenders Paid	—		—		—		—		—		—		—		—		—
M	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
N	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
O	Total Policy Benefits Paid ( K + L+M+N)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Policy Benefits
P	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
Q	Surrenders Paid	—		—		—		—		—		—		—		—		—
R	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
S	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
T	Total Assumed Reinsurance Policy Benefits Paid (P+Q+R+S	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Policy Benefits
U	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
V	Surrenders Paid	—		—		—		—		—		—		—		—		—
W	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
X	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
Y	Total Inuring Reinsurance Policy Benefits Paid, Payable or Provide (U+V+W+X)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Z	Net Total Policy Benfits (O+T-Y	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Payments Relating to Commission (per schedule 4.6
AA	FY Commissions			—		—		—		—		—		—		—		—
AB	RNL Commissions	—		—		—		—		—		—		—		—		—
AC	Total Payments Relating to Commission (AA+AB	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Inuring Reinsurance Allowance Payments
AD	FY Reins Allowance—Comm & Exp Allowances			—		—		—		—		—		—		—		—
AE	Single Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AF	RNL Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AG	Renewal Reins Allowance—Comm & Exp Allowances Paid, Payable or Provide (AD+AE+AF	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Policy Servicing Fee
	Number of days in month	—
	# Policies Inforce Begining of Month	—
AH	Policy Servicing Fee per Sched 2.3 of ASA (41*Days in Month/365)	—		—		—		—		—		—		—		—		—

Less Premium Tax
AI	Premium Taxes (2.5% Direct Collected Prem)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Uncollectible Reinsurance Recoverables (Assumed or Inuring
AJ	Plus Change in Reinsurance Recoverables Not Admitted**			—

AK	Net Due to (from) Commonwealth (J - Z - AC +AG-AH-AI+AJ	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

*       For purposes of this calculation, the Inuring Reinsurance shall mean “Reinsurance Coverage” (as defined in the coinsurance agreement)

**     Reinsurance recoverables (including reinsurance allowances) due greater than 90 days are not admitted; for purposes of calculation, months change due to new not admitted or receipt of payment previously not admitted

Commonwealth Annuity and Life Insurance Company (Reinsurer)

Sch 4.9 - Monthly Reinsurance Settlement Statement

For the Month Ending:

Jan-09

Pre - Transition Date

		COMB LOB		(TRAD) Whole		(TRAD) Term		(TRAD) Universal						(AE & AEII)		(Grp) Group
		TOTALS		Life		Life		Life/ISWL		(SR) Senior Life		(GR) GRL Life		Asset Enhancer		Life		(ANN) Annuity
		Total		Total		Total		Total		Total		Total		Total		Total		Total
Collected Premiums
A	FY Premium Collected:	—		—		—		—		—		—		—		—		—
B	RNL Premium Collected	—		—		—		—		—		—		—		—		—
C	Total Collected Premium (with waiver) (A+B)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Premium
D	FY Premium Collected:	—		—		—		—		—		—		—		—		—
E	RNL Premium Collected	—		—		—		—		—		—		—		—		—
F	Total Collected Assumed Reinsurance Premium (D+E)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Premium
G	FY Premium Collected:
H	RNL Premium Collected
I	Total Inuring Reinsurance Premium (G+H)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

J	Net Total Premium (C+F-I)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Policy Benefits
K	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
L	Surrenders Paid	—		—		—		—		—		—		—		—		—
M	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
N	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
O	Total Policy Benefits Paid (K + L+M+N)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Assumed Reinsurance Policy Benefits
P	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
Q	Surrenders Paid	—		—		—		—		—		—		—		—		—
R	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
S	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
T	Total Assumed Reinsurance Policy Benefits Paid (P+Q+R+S)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Inuring Reinsurance Policy Benefits *
U	Death Claims (including any interest)	—		—		—		—		—		—		—		—		—
V	Surrenders Paid	—		—		—		—		—		—		—		—		—
W	Waiver of Premium Benefits	—		—		—		—		—		—		—		—		—
X	Claim Exp: Investigation Fees / Medical Record Fees	—		—		—		—		—		—		—		—		—
Y	Total Inuring Reinsurance Policy Benefits Paid, Payable or Provided (U+V+W+X)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Z	Net Total Policy Benfits (O+T-Y)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Payments Relating to Commission (per schedule 4.6)
AA	FY Commissions	—		—		—		—		—		—		—		—		—
AB	RNL Commissions	—		—		—		—		—		—		—		—		—
AC	Total Payments Relating to Commission (AA+AB)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Inuring Reinsurance Allowance Payments*
AD	FY Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AE	Single Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AF	RNL Reins Allowance—Comm & Exp Allowances	—		—		—		—		—		—		—		—		—
AG	Renewal Reins Allowance—Comm & Exp Allowances Paid, Payable or Provided (AD+AE+AF)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Less Premium Tax
AH	Premium Taxes (2.5% Direct Collected Prem)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

Plus Uncollectible Reinsurance Recoverables (Assumed or Inuring)
AI	Plus Change in Reinsurance Recoverables Not Admitted** (pos is incr NotAdmit)	—		—		—		—		—		—		—		—		—

AJ	Net Due to (from) Universal American ( AC+AH-AI) (positive to UA)	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc	—	calc

*       For purposes of this calculation, the Inuring Reinsurance shall mean “Reinsurance Coverage” (as defined in the coinsurance agreement)

**     Reinsurance recoverables (including reinsurance allowances) due greater than 90 days are not admitted; for purposes of calculation, months change due to new not admitted or receipt of payment previously not admitted

Post - Transition Date

		COMB				(TRAD)
		LOB	(TRAD)		(TRAD)	Universal		(SR)
		TOTALS	Whole Life		Term Life	Life/ISWL		Senior Life
		Total	Total	REALIC	Total	Total	REALIC	Total
Less Inuring Reinsurance Allowance
X	FY Rein Allow - Comm/Exp	—	—	—	—	—	—	—
Y	FY Ren Allow - App/Pol Fee	—	—	—	—	—	—	—
Z	FY Rein Allow - Per Pol Isd NB	—	—	—	—	—	—	—
AA	FY Rein Allow - Per Rid Isd NB	—	—	—	—	—	—	—
AB	FY Rein Allow - Per Tel Interv	—	—	—	—	—	—	—
AC	FY Rein Allow - Per 1K issued	—	—	—	—	—	—	—
AD	FY Rein Allow - %Prm NB	—	—	—	—	—	—	—
AE	FY Rein Allow - %Prm MKTG	—	—	—	—	—	—	—
AF	FY Rein Allow - % Prm Prem Tax	—	—	—	—	—	—	—
AG	FY Rein Allow - %Prm Netwk Fee	—	—	—	—	—	—	—
AH	FY Rein Allow - %Prm Maint	—	—	—	—	—	—	—
AI	FY Rein Allow - %Prm Care Advi	—	—	—	—	—	—	—
AJ	FY Rein Allow - %Clm Pd Admin	—	—	—	—	—	—	—
AK	FY Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
AL	SGL Rein Allow - Comm/Exp	—	—	—	—	—	—	—
AM	SGL Rein Allow - App’Pol Fee	—	—	—	—	—	—	—
AN	SGL Rein Allow - Per Pol Issd	—	—	—	—	—	—	—
AO	SGL Rein Allow - Per Rid Issd	—	—	—	—	—	—	—
AP	SGL Rein Allow - %Prm NB	—	—	—	—	—	—	—
AQ	SGL Rein Allow - %Prm MKTG	—	—	—	—	—	—	—
AR	SGL Rein Allow - Prm Prm Tax	—	—	—	—	—	—	—
AS	SGL Rein Allow - %Prm Maint	—	—	—	—	—	—	—
AT	SGL Rein Allow - %Clm Pd Adm	—	—	—	—	—	—	—
AU	SGL Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
AV	RNL Rein Allow - Comm/Exp	—	—	—	—	—	—	—
AW	RNL Rein Allow - Per 1K Inf	—	—	—	—	—	—	—
AX	RNL Rein Allow - %Prm Prm Tax	—	—	—	—	—	—	—
AY	RNL Rein Allow - %Prm Ntwk Fee	—	—	—	—	—	—	—
AZ	RNL Rein Allow - %Prm Maint	—	—	—	—	—	—	—
BA	RNL Rein Allow - %Prm Care Adv	—	—	—	—	—	—	—
BB	RNL Rein Allow - %Clm Pd Admin	—	—	—	—	—	—	—
BC	RNL Rein Allow - Per Pol Inf	—	—	—	—	—	—	—
BD	RNL Rein Allow - DAC Tax	—	—	—	—	—	—	—
BE	Disabilitiy Income	—	—	—	—	—	—	—
BF	Comm/Exp Allow Reins Assmd-FY	—	—	—	—	—	—	—
BG	Comm/Exp Allow Reins Assmd-Sgl	—	—	—	—	—	—	—
BH	Comm/Exp Allow Reins Assmd-Ren	—	—	—	—	—	—	—
BI	Exp Allow - Acquisition	—	—	—	—	—	—	—
BJ	Exp Allow - Marketing	—	—	—	—	—	—	—
BK	Exp Allow - Maintenance	—	—	—	—	—	—	—
BL	Prem Tax Allow Assmd - 1Yr	—	—	—	—	—	—	—
BM	Prem Tax Allow Assmd - Rnl	—	—	—	—	—	—	—
BN	Total Ceding Commission (Sum (X : BM))	—	—		—	—		—

(AE & AEII)
			(GR) GRL	Asset		(Grp)	(ANN)
			Life	Enhancer		Group Life	Annuity	50%
		REALIC	Total	Total	REALIC	Total	Total	REALIC
Less Inuring Reinsurance Allowance
X	FY Rein Allow - Comm/Exp	—	—	—	—	—	—
Y	FY Ren Allow - App/Pol Fee	—	—	—	—	—	—
Z	FY Rein Allow - Per Pol Isd NB	—	—	—	—	—	—
AA	FY Rein Allow - Per Rid Isd NB	—	—	—	—	—	—
AB	FY Rein Allow - Per Tel Interv	—	—	—	—	—	—
AC	FY Rein Allow - Per 1K issued	—	—	—	—	—	—
AD	FY Rein Allow - %Prm NB	—	—	—	—	—	—
AE	FY Rein Allow - %Prm MKTG	—	—	—	—	—	—
AF	FY Rein Allow - % Prm Prem Tax	—	—	—	—	—	—
AG	FY Rein Allow - %Prm Netwk Fee	—	—	—	—	—	—
AH	FY Rein Allow - %Prm Maint	—	—	—	—	—	—
AI	FY Rein Allow - %Prm Care Advi	—	—	—	—	—	—
AJ	FY Rein Allow - %Clm Pd Admin	—	—	—	—	—	—
AK	FY Rein Allow - Per Pol Inf	—	—	—	—	—	—
AL	SGL Rein Allow - Comm/Exp	—	—	—	—	—	—
AM	SGL Rein Allow - App’Pol Fee	—	—	—	—	—	—
AN	SGL Rein Allow - Per Pol Issd	—	—	—	—	—	—
AO	SGL Rein Allow - Per Rid Issd	—	—	—	—	—	—
AP	SGL Rein Allow - %Prm NB	—	—	—	—	—	—
AQ	SGL Rein Allow - %Prm MKTG	—	—	—	—	—	—
AR	SGL Rein Allow - Prm Prm Tax	—	—	—	—	—	—
AS	SGL Rein Allow - %Prm Maint	—	—	—	—	—	—
AT	SGL Rein Allow - %Clm Pd Adm	—	—	—	—	—	—
AU	SGL Rein Allow - Per Pol Inf	—	—	—	—	—	—
AV	RNL Rein Allow - Comm/Exp	—	—	—	—	—	—
AW	RNL Rein Allow - Per 1K Inf	—	—	—	—	—	—
AX	RNL Rein Allow - %Prm Prm Tax	—	—	—	—	—	—
AY	RNL Rein Allow - %Prm Ntwk Fee	—	—	—	—	—	—
AZ	RNL Rein Allow - %Prm Maint	—	—	—	—	—	—
BA	RNL Rein Allow - %Prm Care Adv	—	—	—	—	—	—
BB	RNL Rein Allow - %Clm Pd Admin	—	—	—	—	—	—
BC	RNL Rein Allow - Per Pol Inf	—	—	—	—	—	—
BD	RNL Rein Allow - DAC Tax	—	—	—	—	—	—
BE	Disabilitiy Income	—	—	—	—	—	—
BF	Comm/Exp Allow Reins Assmd-FY	—	—	—	—	—	—
BG	Comm/Exp Allow Reins Assmd-Sgl	—	—	—	—	—	—
BH	Comm/Exp Allow Reins Assmd-Ren	—	—	—	—	—	—
BI	Exp Allow - Acquisition	—	—	—	—	—	—
BJ	Exp Allow - Marketing	—	—	—	—	—	—
BK	Exp Allow - Maintenance	—	—	—	—	—	—
BL	Prem Tax Allow Assmd - 1Yr	—	—	—	—	—	—
BM	Prem Tax Allow Assmd - Rnl	—	—	—	—	—	—
BN	Total Ceding Commission ( Sum (X : BM) )		—	—		—	—

Exhibit A

POLICY FORMS AND PLAN CODES, SUM OF ALL RESERVE ITEMS

A-1

American Pioneer (as of 12/31/2008)

5A

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type	Wilton Coverage
001	001CA1111 AN	50,000	10,946	—	10,946	1	UL/ISWL
001	001CA1111 MN	388,335	107,652	—	107,652	6	UL/ISWL
001	001CA1112 AN	64,000	10,248	—	10,248	1	UL/ISWL
001	001CA1112 MN	82,805	10,263	—	10,263	1	UL/ISWL
001	001CA3111 AN	374,012	63,120	157	63,277	19	UL/ISWL
001	001CA3111 MN	4,926,661	942,644	3,094	945,738	205	UL/ISWL
001	001CA3111 QN	826,568	194,292	550	194,842	59	UL/ISWL
001	001CA3111 SN	248,194	53,439	97	53,535	12	UL/ISWL
001	001CA3112 AN	142,087	15,404	105	15,509	2	UL/ISWL
001	001CA3112 MN	2,037,332	357,465	1,534	359,000	54	UL/ISWL
001	001CA3112 QN	432,813	51,385	—	51,385	8	UL/ISWL
001	001CA4111 AN	1,092,668	150,213	—	150,213	39	UL/ISWL
001	001CA4111 MN	5,246,105	950,501	—	950,501	204	UL/ISWL
001	001CA4111 QN	757,017	112,275	—	112,275	32	UL/ISWL
001	001CA4111 SN	155,120	57,390	—	57,390	9	UL/ISWL
001	001CA4112 AN	781,775	124,535	—	124,535	17	UL/ISWL
001	001CA4112 MN	9,052,565	1,441,251	—	1,441,251	211	UL/ISWL
001	001CA4112 QN	459,148	61,505	—	61,505	9	UL/ISWL
001	001CA4112 SN	469,773	80,195	—	80,195	9	UL/ISWL
001	001CB3121 AN	32,846	4,632	33	4,665	1	UL/ISWL
001	001CB3121 MN	533,936	108,318	595	108,912	27	UL/ISWL
001	001CB3121 QN	98,898	18,714	80	18,794	4	UL/ISWL
001	001CB3121 SN	38,425	10,334	—	10,334	2	UL/ISWL
001	001CB3122 MN	183,698	16,117	570	16,687	2	UL/ISWL
001	001CB4121 AN	581,442	169,265	—	169,265	26	UL/ISWL
001	001CB4121 MN	4,684,608	1,272,782	—	1,272,782	184	UL/ISWL
001	001CB4121 QN	543,462	159,921	—	159,921	23	UL/ISWL
001	001CB4121 SN	539,565	152,385	—	152,385	22	UL/ISWL
001	001CB4122 AN	105,014	19,616	—	19,616	2	UL/ISWL
001	001CB4122 MN	326,877	90,070	—	90,070	13	UL/ISWL
001	001CB4122 SN	23,475	15,678	—	15,678	1	UL/ISWL
001	001CB4131 MN	8,800	2,600	—	2,600	1	UL/ISWL
001	001CB4222 AN	138,144	16,448	—	16,448	1	UL/ISWL
001	001CB4222 MN	48,930	5,964	—	5,964	1	UL/ISWL
001	001CC0521 XN	1,373,225	1,130,161	—	1,130,161	18	UL/ISWL
001	001CC0721 XN	538,900	437,986	—	437,986	6	UL/ISWL
001	001CC2521 XN	1,848,655	1,514,928	—	1,514,928	18	UL/ISWL
001	001CC2721 XN	1,665,390	1,283,173	—	1,283,173	22	UL/ISWL
001	001CC3521 XN	1,304,359	1,000,439	—	1,000,439	11	UL/ISWL
001	001CC3721 XN	667,326	419,321	1,594	420,915	9	UL/ISWL
001	001CD1111 MN	10,000	4,911	—	4,911	1	UL/ISWL
001	001CD1311 AN	100,000	15,978	1,946	17,924	1	UL/ISWL
001	001CD1311 MN	1,270,000	79,050	7,987	87,037	24	UL/ISWL
001	001CD1311 QN	50,000	1,381	23	1,404	1	UL/ISWL
001	001CD3111 AN	56,568	6,259	885	7,144	2	UL/ISWL
001	001CD3111 MN	238,954	22,510	1,094	23,604	9	UL/ISWL
001	001CD3111 QN	35,000	6,190	194	6,384	3	UL/ISWL
001	001CD3112 MN	153,373	12,375	2,707	15,082	3	UL/ISWL
001	001CD4111 AN	214,085	14,034	22	14,056	7	UL/ISWL
001	001CD4111 MN	463,956	36,077	—	36,077	16	UL/ISWL
001	001CD4111 QN	94,786	9,204	—	9,204	3	UL/ISWL
001	001CD4112 AN	110,245	19,152	316	19,468	2	UL/ISWL
001	001CD4112 MN	859,472	83,097	265	83,362	19	UL/ISWL
001	001CD4211 AN	159,600	11,055	75	11,130	7	UL/ISWL
001	001CD4211 MN	2,049,287	200,870	603	201,473	95	UL/ISWL
001	001CD4211 QN	338,138	37,679	60	37,739	17	UL/ISWL
001	001CD4211 SN	124,809	16,482	—	16,482	5	UL/ISWL
001	001CD4212 MN	146,071	8,881	—	8,881	2	UL/ISWL
001	001CD4311 AN	279,520	11,979	—	11,979	9	UL/ISWL
001	001CD4311 MN	3,815,846	134,133	—	134,133	126	UL/ISWL
001	001CD4311 QN	366,944	13,874	—	13,874	9	UL/ISWL
001	001CD4311 SN	97,629	4,352	—	4,352	5	UL/ISWL
001	001CE3121 MN	25,000	6,037	—	6,037	1	UL/ISWL
001	001CE3121 QN	30,226	5,098	262	5,360	2	UL/ISWL
001	001CE4121 AN	46,204	8,634	—	8,634	2	UL/ISWL
001	001CE4121 MN	417,971	67,357	175	67,532	26	UL/ISWL
001	001CE4121 QN	42,385	7,321	46	7,367	3	UL/ISWL
001	001CE4122 AN	39,278	1,612	—	1,612	1	UL/ISWL
001	001CE4122 MN	73,070	9,353	99	9,452	2	UL/ISWL
001	001CE4131 MN	43,548	12,645	32	12,677	5	UL/ISWL
001	001CE4221 AN	127,395	15,995	107	16,101	4	UL/ISWL
001	001CE4221 MN	4,124,707	377,128	2,226	379,354	230	UL/ISWL
001	001CE4221 QN	13,885	760	—	760	1	UL/ISWL
001	001CE4221 SN	42,541	5,028	—	5,028	3	UL/ISWL
001	001CE4231 AN	19,206	619	—	619	1	UL/ISWL
001	001CE4231 MN	75,745	3,985	9	3,995	4	UL/ISWL
001	001CE4231 QN	69,952	11,035	—	11,035	7	UL/ISWL
001	001CS0141 XN	108,289	83,772	—	83,772	1	UL/ISWL
001	001CS5111 XN	363,591	237,977	—	237,977	3	UL/ISWL
001	001CT0111 XN	475,534	80,413	7,574	87,987	5	UL/ISWL
001	001CT0112 XN	102,966	3,768	1,912	5,680	1	UL/ISWL
001	001CT0J11 XN	50,000	1,957	—	1,957	1	UL/ISWL
001	001CT0JT1 XN	50,000	1,277	—	1,277	1	UL/ISWL
001	001CT0JT2 XN	50,000	967	—	967	1	UL/ISWL
001	001CT5111 XN	1,216,833	454,253	9,371	463,624	11	UL/ISWL
001	001CT5112 XN	138,223	13,241	2,063	15,304	1	UL/ISWL
001	001CTL110 XN	191,516	23,533	575	24,109	3	UL/ISWL
001	001CTL111 XN	905,778	31,643	—	31,643	24	UL/ISWL
001	001CTLJ11 XN	403,499	2,051	—	2,051	13	UL/ISWL
001	001TA1111 XN	679,342	478,387	—	478,387	13	UL/ISWL
001	001TA111P XN	359,224	291,392	—	291,392	2	UL/ISWL
001	001TA4111 XN	89,396	85,139	—	85,139	2	UL/ISWL
001	001TC1121 XN	98,180	87,053	—	87,053	4	UL/ISWL
001	001TC1221 XN	403,479	327,244	—	327,244	12	UL/ISWL
001	001TC1321 XN	3,997,572	3,286,454	—	3,286,454	45	UL/ISWL
001	001TC1421 XN	3,882,427	2,634,906	—	2,634,906	103	UL/ISWL
001	001TL1111 XN	140,451	88,145	—	88,145	3	UL/ISWL
001	001TS1111 XN	1,258,608	805,901	—	805,901	6	UL/ISWL
001	001TS1141 XN	104,871	86,300	—	86,300	1	UL/ISWL
001	001TT1111 XN	402,383	245,837	—	245,837	7	UL/ISWL
001	001TT11T1 XN	32,936	19,299	—	19,299	1	UL/ISWL
001	001TT1J11 XN	30,000	2,257	—	2,257	1	UL/ISWL
001	001UAA111 XN	55,300,307	6,188,330	—	6,188,330	917	UL/ISWL
001	001UAA112 XN	8,583,581	907,816	—	907,816	151	UL/ISWL
001	001UAB111 XN	4,084,057	650,046	—	650,046	66	UL/ISWL
001	001UAB112 XN	565,529	79,141	—	79,141	9	UL/ISWL
001	001UAC111 XN	4,966,580	762,546	—	762,546	87	UL/ISWL
001	001UAC112 XN	417,646	46,543	—	46,543	6	UL/ISWL
001	001UAD111 XN	2,812,877	343,691	—	343,691	24	UL/ISWL
001	001UAE111 XN	500,000	82,825	—	82,825	1	UL/ISWL
001	001UAE112 XN	250,000	13,889	—	13,889	1	UL/ISWL
001	001UB1121 XN	7,465,196	1,149,732	—	1,149,732	226	UL/ISWL
001	001UB1122 XN	4,326,180	583,470	1,489	584,959	76	UL/ISWL
001	001UB1131 XN	40,000	7,220	—	7,220	1	UL/ISWL
001	001UB1221 XN	1,058,705	158,021	—	158,021	37	UL/ISWL
001	001UB1222 XN	1,688,119	180,865	—	180,865	38	UL/ISWL
001	001UB1231 XN	9,336	2,120	—	2,120	1	UL/ISWL
001	001UB1322 XN	6,219,044	452,255	—	452,255	71	UL/ISWL

001	001UB2121 XN	235,097	41,972	—	41,972	5	UL/ISWL
001	001UB2122 XN	62,720	7,406	—	7,406	3	UL/ISWL
001	001UB3121 XN	2,491,965	378,827	—	378,827	101	UL/ISWL
001	001UB3122 XN	130,770	16,984	—	16,984	2	UL/ISWL
001	001UB3221 XN	37,296	5,099	—	5,099	2	UL/ISWL
001	001UDA111 XN	21,152,731	1,823,852	30,148	1,854,000	435	UL/ISWL
001	001UDA112 XN	250,089	19,982	783	20,764	4	UL/ISWL
001	001UDB111 XN	605,894	57,798	1,658	59,456	11	UL/ISWL
001	001UDB112 XN	87,312	7,007	351	7,358	2	UL/ISWL
001	001UDC111 XN	321,395	23,404	208	23,611	8	UL/ISWL
001	001UDC112 XN	44,107	1,950	—	1,950	1	UL/ISWL
001	001UDD111 XN	200,000	6,577	305	6,882	2	UL/ISWL
001	001UDE111 XN	374,298	76,055	1,705	77,760	1	UL/ISWL
001	001UE1221 XN	797,115	97,509	171	97,681	43	UL/ISWL
001	001UE1222 XN	342,222	33,998	2,086	36,084	9	UL/ISWL
001	001UE2221 XN	10,000	3,448	—	3,448	1	UL/ISWL
001	001UE3222 XN	10,000	1,443	—	1,443	1	UL/ISWL

Total		200,073,617	37,510,687	87,940	37,598,627	4,558
Adjustments		—	1,289	—	—	—
Total		200,073,617	37,511,976	87,940	37,598,627	4,558

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
001	005AB1111 XN	1,847,000	6,054	—	6,054	36	Assumed from Amex
001	005BA1111 XN	121	74	—	74	2	Assumed from Amex
001	005BK1511 XN	50,000	532	—	532	1	Assumed from Amex
001	005DAD111 XN	18,000	148	—	148	1	Assumed from Amex
001	005DAE111 XN	20,000	432	—	432	1	Assumed from Amex
001	005DCB111 XN	90,000	225	—	225	3	Assumed from Amex
001	005DCC111 XN	25,000	46	—	46	1	Assumed from Amex
001	005DCD111 XN	25,000	325	—	325	1	Assumed from Amex
001	005DCE111 XN	51,000	1,723	—	1,723	2	Assumed from Amex
001	005DF1111 XN	110,000	609	—	609	13	Assumed from Amex
001	005DF2111 XN	645,000	1,868	—	1,868	36	Assumed from Amex
001	005EJ1111 XN	4,000	2,794	—	2,794	4	Assumed from Amex
001	005ES1111 XN	5,900	1,314	—	1,314	3	Assumed from Amex
001	005GC1111 XN	15,000	5,724	—	5,724	3	Assumed from Amex
001	005HEB1N1 XN	653	545	—	545	1	Assumed from Amex
001	005HEC1N1 XN	13,828	1,528	—	1,528	2	Assumed from Amex
001	005HEJ1N1 XN	2,000	985	—	985	2	Assumed from Amex
001	005HME1N1 XN	5,000	718	—	718	2	Assumed from Amex
001	005HWA1N1 XN	69,924	27,546	—	27,546	59	Assumed from Amex
001	005HWA2N1 XN	331,701	88,821	—	88,821	112	Assumed from Amex
001	005HWA4N1 XN	32,308	1,101	—	1,101	3	Assumed from Amex
001	005HWA5L1 XN	786,513	50,169	—	50,169	61	Assumed from Amex
001	005LA2111 XN	650	24	—	24	2	Assumed from Amex
001	005LB1111 XN	526	263	—	263	3	Assumed from Amex
001	005MA2711 XN	325,000	74,103	—	74,103	63	Assumed from Amex
001	005ME1111 XN	14,500	18,777	—	18,777	13	Assumed from Amex
001	005ME1211 XN	9,000	10,541	—	10,541	9	Assumed from Amex
001	005ME2111 XN	35,555	20,690	—	20,690	8	Assumed from Amex
001	005ME3111 XN	22,000	9,016	—	9,016	4	Assumed from Amex
001	005ML7111 XN	9,014	1,730	—	1,730	5	Assumed from Amex
001	005PEB1N1 XN	24,000	16,224	—	16,224	20	Assumed from Amex
001	005PEH1N1 XN	2,344	1,270	—	1,270	3	Assumed from Amex
001	005PME1N1 XN	1,265	2,078	—	2,078	1	Assumed from Amex
001	005PME2L1 XN	3,090	2,242	—	2,242	1	Assumed from Amex
001	005PWA1N1 XN	373,189	245,817	—	245,817	296	Assumed from Amex
001	005PWA2N1 XN	241,063	139,061	—	139,061	123	Assumed from Amex
001	005PWA5L1 XN	56,239	16,021	—	16,021	16	Assumed from Amex
001	005PWA711 XN	72	46	—	46	1	Assumed from Amex
001	005RCF211 XN		112	—	112	—	Assumed from Amex
001	005RCML71 XN		75	—	75	—	Assumed from Amex
001	005RCW311 XN		129	—	129	—	Assumed from Amex
001	005RCWA71 XN		126	—	126	—	Assumed from Amex
001	005RGW111 XN		39	—	39	—	Assumed from Amex
001	005RSF111 XN		102	—	102	—	Assumed from Amex
001	005RSF211 XN		57	—	57	—	Assumed from Amex
001	005RSW111 XN	5,000	2,045	—	2,045	1	Assumed from Amex
001	005WA1111 XN	97,790	64,209	—	64,209	83	Assumed from Amex
001	005WA2111 XN	152,500	108,281	—	108,281	13	Assumed from Amex
001	005WA3111 XN	87,724	41,769	—	41,769	16	Assumed from Amex
001	005WA4111 XN	181,000	105,920	—	105,920	98	Assumed from Amex
001	005WA4211 XN	103,538	57,596	—	57,596	37	Assumed from Amex
001	005WA5111 XN	195,000	53,487	—	53,487	15	Assumed from Amex
001	005WA6111 XN	2,636,256	414,026	—	414,026	236	Assumed from Amex
001	005WA7111 XN	641,714	24,905	—	24,905	64	Assumed from Amex
001	005WA7211 XN	16,000	972	—	972	3	Assumed from Amex
001	005WE1111 XN	10,000	5,489	—	5,489	4	Assumed from Amex
001	005WE2111 XN	89,000	52,145	—	52,145	14	Assumed from Amex
001	005WE3111 XN	9,176	5,579	—	5,579	4	Assumed from Amex
001	005WF1111 XN	63,100	50,349	—	50,349	40	Assumed from Amex
001	005WF2111 XN	10,000	5,158	—	5,158	2	Assumed from Amex
001	005WF3111 XN	82,000	41,957	—	41,957	35	Assumed from Amex
001	005WF3211 XN	32,599	13,776	—	13,776	19	Assumed from Amex
001	005WG1111 XN	20,500	6,071	—	6,071	6	Assumed from Amex
001	005WS1111 XN	311,333	153,422	—	153,422	32	Assumed from Amex
001	005WS2111 XN	44,360	16,409	—	16,409	11	Assumed from Amex

Total		10,054,045	1,975,389		1,975,389	1,650
Adjustments -additional re		—	(4,740)	Champion	—	—
Adjustments -additional re		—	(17,763)	Optimum Re	—	—
Adjustments -additional re		—	(550)	Swiss Re	—	—
Adjustment		(3,062,000)	(27,891)	Error	—	—
Total		6,992,045	1,924,445		1,975,389	1,650

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
001	001AA1011 XN	480,000	3,631	—	3,631	7	Traditional
001	001AA1111 XN	3,600,000	38,506	—	38,506	36	Traditional
001	001AA1211 XN	9,366,125	43,104	—	43,104	115	Traditional
001	001BA1111 XN	55,000	504	—	504	9	Traditional
001	001BA1211 XN	450,000	4,257	213	4,470	7	Traditional
001	001BA1311 XN	620,000	3,926	635	4,561	14	Traditional
001	001BA1411 XN	80,000	229	—	229	2	Traditional
001	001BB1111 XN	550,000	1,856	—	1,856	24	Traditional
001	001BI111P XN	20,000	82	—	82	3	Traditional
001	001BJ111P XN	10,000	—	—	—	2	Traditional
001	001DBE111 XN	133,970	571	—	571	3	Traditional
001	001DBE211 XN	200,000	2,084	420	2,504	3	Traditional
001	001DBY111 XN	125,000	787	—	787	5	Traditional
001	001EA1111 XN	127,640	39,013	—	39,013	23	Traditional
001	001EC1111 XN	19,500	54,702	—	54,702	14	Traditional
001	001EH1111 XN	5,000	2,123	—	2,123	1	Traditional
001	001GA1111 XN	5,000	7,140	—	7,140	1	Traditional
001	001GF1111 XN	7,579	8,285	—	8,285	1	Traditional
001	001HCA1L1 XN	935,249	39,602	—	39,602	39	Traditional
001	001HCA1L2 XN	650,598	19,086	—	19,086	19	Traditional
001	001HCA2L1 XN	472,798	11,920	—	11,920	19	Traditional
001	001HCA2L2 XN	25,880	1,213	—	1,213	1	Traditional
001	001HEC1N1 XN	10,053	1,605	—	1,605	4	Traditional
001	001HJA1N1 XN	9,000	3,281	—	3,281	2	Traditional
001	001HMC1L1 XN	21,594	801	—	801	5	Traditional

001	001HMF1N1 XN	19,563	3,559	—	3,559	2	Traditional
001	001HMG1L1 XN	24,909	33	—	33	1	Traditional
001	001HRL1LP XN	20,000	1,404	—	1,404	1	Traditional
001	001HWA1LP XN	28,000	455	—	455	6	Traditional
001	001HWA1N1 XN	472,977	66,232	—	66,232	106	Traditional
001	001HWA2NP XN	5,000	622	—	622	1	Traditional
001	001HWC1N1 XN	192,008	95,542	—	95,542	3	Traditional
001	001JA1111 XN	178,463	105,139	—	105,139	23	Traditional
001	001KA0541 XN	1,910,000	7,960	—	7,960	23	Traditional
001	001KA0551 XN	425,000	5,817	—	5,817	8	Traditional
001	001KB1041 XN	21,273,405	106,853	605	107,458	218	Traditional
001	001KB1051 XN	4,014,150	30,747	—	30,747	42	Traditional
001	001KC1021 XN	12,425	239	—	239	1	Traditional
001	001KD0541 XN	205,960	1,239	—	1,239	4	Traditional
001	001KD0551 XN	400,000	3,317	—	3,317	5	Traditional
001	001KE1041 XN	4,214,343	18,012	—	18,012	50	Traditional
001	001KE1051 XN	627,456	4,929	—	4,929	12	Traditional
001	001KF1541 XN	10,441,718	15,018	—	15,018	123	Traditional
001	001KF1551 XN	1,517,125	4,620	—	4,620	24	Traditional
001	001KG2041 XN	1,228,000	4,138	—	4,138	13	Traditional
001	001KG2051 XN	590,363	21,661	6,286	27,946	10	Traditional
001	001MB1111 XN	174,604	35,181	—	35,181	20	Traditional
001	001MC1111 XN	22,583	15,821	—	15,821	40	Traditional
001	001MC111P XN	5,000	290	—	290	3	Traditional
001	001MD0111 XN	20,100	25,327	—	25,327	6	Traditional
001	001MD5111 XN	10,300	7,910	—	7,910	3	Traditional
001	001ME1111 XN	34,860	27,938	—	27,938	10	Traditional
001	001ME111P XN	25,000	15,141	—	15,141	1	Traditional
001	001ME1131 XN	543,000	333,203	—	333,203	54	Traditional
001	001ME2111 XN	4,000	3,765	—	3,765	2	Traditional
001	001ME211P XN	90,000	39,783	—	39,783	9	Traditional
001	001ME2131 XN	382,146	218,618	—	218,618	47	Traditional
001	001ME311P XN	12,500	14,301	—	14,301	7	Traditional
001	001ME3131 XN	168,000	87,638	—	87,638	27	Traditional
001	001ME411P XN	5,000	1,054	—	1,054	1	Traditional
001	001ME4121 XN	110,000	68,330	—	68,330	4	Traditional
001	001MF1111 XN	112,166	—	—	—	8	Traditional
001	001MG1111 XN	364,355	15,973	—	15,973	45	Traditional
001	001MH1131 XN	563,586	190,285	—	190,285	33	Traditional
001	001MH1231 XN	131,730	26,385	—	26,385	5	Traditional
001	001MH1331 XN	619,248	157,367	—	157,367	32	Traditional
001	001MH133A XN	95,000	25,397	—	25,397	13	Traditional
001	001MH133G XN	5,000	1,847	—	1,847	1	Traditional
001	001MH1431 XN	329,488	71,459	—	71,459	22	Traditional
001	001MH143I XN	38,845	10,312	—	10,312	2	Traditional
001	001ML1121 XN	82,409	28,070	—	28,070	7	Traditional
001	001ML1221 XN	1,710,243	380,123	—	380,123	211	Traditional
001	001ML1231 XN	190,557	37,528	—	37,528	38	Traditional
001	001ML1232 XN	7,955	2,082	—	2,082	4	Traditional	Wilton
001	001ML1241 XN	162,013	21,633	—	21,633	66	Traditional	Wilton
001	001NA1211 XN	35,000	1,289	—	1,289	2	Traditional
001	001NA1311 XN	44,982	1,004	—	1,004	2	Traditional
001	001NA2211 XN	135,000	5,780	—	5,780	4	Traditional
001	001NA2311 XN	20,000	609	—	609	1	Traditional
001	001PCA1L1 XN	618,973	178,319	—	178,319	70	Traditional
001	001PCA1L2 XN	682,699	110,848	—	110,848	27	Traditional
001	001PCA2L1 XN	12,156	6,038	—	6,038	4	Traditional
001	001PCA2LM XN	448	95	—	95	1	Traditional
001	001PCC1L1 XN	783,927	556,608	—	556,608	7	Traditional
001	001PCC2L1 XN	68,804	50,675	2,783	53,457	5	Traditional
001	001PCT1L1 XN	25,803	16,189	1,656	17,846	5	Traditional
001	001PEC1N1 XN	30,386	20,996	—	20,996	12	Traditional
001	001PJA1N1 XN	8,644	7,452	—	7,452	2	Traditional
001	001PMD1L1 XN	122	99	—	99	1	Traditional
001	001PME1L1 XN	643,652	481,077	—	481,077	414	Traditional
001	001PME1LP XN	6,447	5,823	—	5,823	2	Traditional
001	001PML1L1 XN	74,179	48,470	—	48,470	39	Traditional
001	001PML1L2 XN	16,520	7,902	—	7,902	1	Traditional
001	001PML2L1 XN	2,405	1,582	—	1,582	2	Traditional
001	001PML3L1 XN	111,541	62,393	—	62,393	71	Traditional
001	001PML3L2 XN	114	70	—	70	1	Traditional
001	001PML3LA XN	14,208	10,941	—	10,941	18	Traditional
001	001PML3LG XN	2,745	2,422	—	2,422	1	Traditional
001	001PML4L1 XN	471,771	345,931	—	345,931	522	Traditional
001	001PML5L1 XN	25,426	19,475	—	19,475	56	Traditional
001	001PML5L2 XN	165	93	—	93	3	Traditional	Wilton
001	001PML6L1 XN	2,878	2,250	—	2,250	18	Traditional	Wilton
001	001PRS1L1 XN	1,000	152	—	152	1	Traditional
001	001PWA1N1 XN	385,574	276,928	—	276,928	132	Traditional
001	001PWC1N1 XN	57,072	32,076	—	32,076	6	Traditional
001	001R0C012 XN		—	—	—	—	Traditional
001	001R1C110 XN		—	—	—	—	Traditional
001	001R1C120 XN		—	—	—	—	Traditional
001	001R1C300 XN		—	—	—	—	Traditional
001	001R1C400 XN		—	—	—	—	Traditional
001	001R1C420 XN		—	—	—	—	Traditional
001	001R3C511 XN		—	—	—	—	Traditional
001	001R3C51D XN		—	—	—	—	Traditional
001	001R3T111 XN		—	—	—	—	Traditional
001	001R3T11D XN		—	—	—	—	Traditional
001	001R4C521 XN		4,384	—	4,384	—	Traditional
001	001R4C52D XN		11,717	—	11,717	—	Traditional
001	001R4C53D XN		11,755	—	11,755	—	Traditional
001	001R4C721 XN		7,894	—	7,894	—	Traditional
001	001R4C72D XN		4,397	—	4,397	—	Traditional
001	001R4C73D XN		4,435	—	4,435	—	Traditional
001	001R4T121 XN		24,109	—	24,109	—	Traditional
001	001R4T12D XN		9,100	—	9,100	—	Traditional
001	001R4T13D XN		8,778	—	8,778	—	Traditional
001	001R4T14D XN		949	—	949	—	Traditional
001	001R5C011 XN		448	—	448	—	Traditional
001	001R5C021 XN		933	—	933	—	Traditional
001	001R5C511 XN		192	—	192	—	Traditional
001	001R5C521 XN		948	—	948	—	Traditional
001	001R5CL11 XN		389	—	389	—	Traditional
001	001R5CL20 XN		1,266	—	1,266	—	Traditional
001	001R5CL21 XN		1,124	—	1,124	—	Traditional
001	001R5T121 XN		—	—	—	—	Traditional
001	001RCC100 XN	100,000	60	—	60	—	Traditional
001	001RCC200 XN	60,000	36	—	36	—	Traditional
001	001RCC400 XN	831,000	499	—	499	—	Traditional
001	001RCCL11 XN	17,000	10	—	10	—	Traditional
001	001RCU100 XN	1,054,000	285	—	285	—	Traditional
001	001RCX110 XN	196,000	196	—	196	—	Traditional
001	001RCX310 XN	164,000	410	—	410	—	Traditional
001	001RCX410 XN	217,000	543	—	543	—	Traditional
001	001RFC100 XN	19,000	1,783	—	1,783	—	Traditional
001	001RFC200 XN	6,000	593	—	593	—	Traditional
001	001RFU100 XN	10,000	58	—	58	—	Traditional
001	001RFX110 XN	22,400	1,559	—	1,559	1	Traditional
001	001RFX210 XN	7,000	791	—	791	—	Traditional
001	001RGU100 XN	—	349	—	349	—	Traditional

001	001RGX100 XN	—	7	—	7	—	Traditional
001	001RIU110 XN	28,979,776	138,584	—	138,584	—	Traditional
001	001RIU120 XN	383,100	1,998	—	1,998	—	Traditional
001	001RLS11P XN	10,000	1,078	—	1,078	1	Traditional
001	001RNE111 XN	22,500	59	—	59	—	Traditional
001	001RQC210 XN	—	1,355	—	1,355	—	Traditional
001	001RSF111 XN	37,920	26,610	—	26,610	3	Traditional
001	001RSU100 XN	2,000	2	—	2	—	Traditional
001	001RSX100 XN	8,000	254	—	254	—	Traditional
001	001RVC110 XN	—	—	—	—	—	Traditional
001	001RVU110 XN	—	—	—	—	—	Traditional
001	001RVX110 XN	—	—	—	—	—	Traditional
001	001RVX111 XN	—	—	—	—	—	Traditional
001	001RXC100 XN	—	—	—	—	—	Traditional
001	001WA1111 XN	2,215,215	1,248,284	—	1,248,284	340	Traditional
001	001WA111P XN	173,500	54,375	—	54,375	22	Traditional
001	001WA2111 XN	8,067	3,568	—	3,568	2	Traditional
001	001WA211P XN	15,050	8,294	—	8,294	9	Traditional
001	001WA4131 XN	694,725	258,654	—	258,654	78	Traditional
001	001WA4231 XN	54,056	15,717	—	15,717	5	Traditional
001	001WA4331 XN	215,915	69,123	—	69,123	21	Traditional
001	001WA433A XN	139,637	51,961	—	51,961	24	Traditional
001	001WA433G XN	18,000	8,594	—	8,594	8	Traditional
001	001WA4431 XN	634,229	189,680	—	189,680	89	Traditional
001	001WA5121 XN	1,005,649	354,924	—	354,924	178	Traditional
001	001WA5221 XN	70,407,012	15,175,168	—	15,175,168	8,400	Traditional
001	001WA5231 XN	11,312,854	1,150,483	—	1,150,483	1,212	Traditional
001	001WA5232 XN	935,000	78,517	—	78,517	91	Traditional	Wilton
001	001WA5241 XN	10,252,222	355,930	—	355,930	1,014	Traditional	Wilton
001	001WA5321 XN	2,033,142	374,830	—	374,830	342	Traditional
001	001WA5331 XN	310,500	38,560	—	38,560	54	Traditional
001	001WA5341 XN	66,500	3,432	—	3,432	10	Traditional	Wilton
001	001WB1111 XN	451,000	315,685	—	315,685	15	Traditional
001	001WB111P XN	10,000	4,065	—	4,065	1	Traditional
001	001WC1111 XN	1,143,762	470,072	—	470,072	38	Traditional
001	001WD1121 XN	165,000	57,711	—	57,711	19	Traditional
001	001WD112D XN	45,000	7,929	—	7,929	3	Traditional
001	001WD1221 XN	5,500	2,027	—	2,027	2	Traditional
001	001WD1321 XN	141,065	33,401	—	33,401	8	Traditional
001	001WD132A XN	32,000	11,513	—	11,513	7	Traditional
001	001WD132D XN	215,732	26,305	—	26,305	6	Traditional
001	001WD132G XN	24,500	10,302	—	10,302	7	Traditional
001	001WD1421 XN	185,551	44,171	—	44,171	25	Traditional
001	001WE1111 XN	272,000	148,476	—	148,476	38	Traditional
001	001WF1111 XN	280,000	182,313	—	182,313	42	Traditional
001	001WG1111 XN	20,000	9,698	—	9,698	7	Traditional
001	001WK111P XN	36,000	15,422	—	15,422	7	Traditional

Total		211,748,259	25,951,311	12,597	25,963,909	15,315
Adjustments		(3,000)	(353)	—	—	—
Total		211,745,259	25,950,958	12,597	25,963,909	15,315

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
004	004CC2521 XN	2,926,949	2,392,585	—	2,392,585	81	UL - West Coast Life
004	004CC2621 XN	43,772	30,549	—	30,549	2	UL - West Coast Life
004	004CC2721 XN	2,247,509	1,730,075	—	1,730,075	79	UL - West Coast Life
004	004CS0111 XN	83,333	43,111	4,434	47,545	1	UL - West Coast Life
004	004TC1321 XN	6,054,092	4,825,700	—	4,825,700	216	UL - West Coast Life
004	004TS1111 XN	377,319	289,346	—	289,346	8	UL - West Coast Life
004	004TS1131 XN	24,664	15,665	—	15,665	1	UL - West Coast Life
004	004TS1141 XN	18,759	14,308	—	14,308	1	UL - West Coast Life

Company	Plan Code	Amount Inforce	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
004	004MH1331 XN	286,500	57,029	—	57,029	23	Trad - West Coast Life
004	004PCC2L1 XN	587,767	389,294	25,959	415,253	17	Trad - West Coast Life
004	004PML3L1 XN	19,415	10,793	—	10,793	19	Trad - West Coast Life
004	004R4C521 XN	—	5,450	—	5,450	17	Trad - West Coast Life
004	004R4C52D XN	—	3,522	—	3,522	16	Trad - West Coast Life
004	004R4C531 XN	—	805	—	805	2	Trad - West Coast Life
004	004R4C53D XN	—	3,148	—	3,148	12	Trad - West Coast Life
004	004R4C541 XN	—	1,426	—	1,426	5	Trad - West Coast Life
004	004R4C54D XN	—	4,546	—	4,546	17	Trad - West Coast Life
004	004R4C55D XN	—	4,546	—	4,546	17	Trad - West Coast Life
004	004R4C57D XN	—	743	—	743	4	Trad - West Coast Life
004	004R4C591 XN	—	1,619	—	1,619	1	Trad - West Coast Life
004	004R4C62D XN	—	530	—	530	2	Trad - West Coast Life
004	004R4C63D XN	—	630	—	630	2	Trad - West Coast Life
004	004R4C721 XN	—	2,314	—	2,314	9	Trad - West Coast Life
004	004R4C72D XN	—	8,948	—	8,948	30	Trad - West Coast Life
004	004R4C73D XN	—	8,928	—	8,928	27	Trad - West Coast Life
004	004R4C74D XN	—	7,577	—	7,577	19	Trad - West Coast Life
004	004R4C75D XN	—	8,604	—	8,604	19	Trad - West Coast Life
004	004R4C761 XN	—	746	—	746	2	Trad - West Coast Life
004	004R4C77D XN	—	432	—	432	3	Trad - West Coast Life
004	004R4T121 XN	—	9,093	—	9,093	31	Trad - West Coast Life
004	004R4T12D XN	—	19,863	—	19,863	66	Trad - West Coast Life
004	004R4T131 XN	—	1,651	—	1,651	4	Trad - West Coast Life
004	004R4T13D XN	—	19,532	—	19,532	61	Trad - West Coast Life
004	004R4T141 XN	—	618	—	618	1	Trad - West Coast Life
004	004R4T14D XN	—	17,981	—	17,981	45	Trad - West Coast Life
004	004R4T151 XN	—	756	—	756	4	Trad - West Coast Life
004	004R4T15D XN	—	16,809	—	16,809	45	Trad - West Coast Life
004	004R4T161 XN	—	4,261	—	4,261	8	Trad - West Coast Life
004	004R4T17D XN	—	711	—	711	5	Trad - West Coast Life
004	004R4T191 XN	—	2,679	—	2,679	3	Trad - West Coast Life
004	004RVC110 XN	211,835	—	—	—	12	Trad - West Coast Life
004	004RVU110 XN	571,743	—	—	—	386	Trad - West Coast Life
004	004RVX110 XN	2,000	—	—	—	4	Trad - West Coast Life
004	004RXC100 XN	63,500	—	—	—	127	Trad - West Coast Life
004	004WA4331 XN	119,250	34,228	—	34,228	17	Trad - West Coast Life
004	004WD1321 XN	79,000	26,602	—	26,602	13	Trad - West Coast Life

Company	Plan Code	Face	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
004	004R3C01D XN	—	14,358	—	14,358	2	Care Riders - West Coast Life
004	004R3T11D XN	—	17,034	—	17,034	15	Care Riders - West Coast Life
004		—	—	—	—	—	Care Riders - West Coast Life

Total - WCL		13,717,406	10,049,146	30,393	10,079,539	1,501

Error			(131,467)
Rider adj		350,000	(36,025)	—	(36,025)	—
Total		14,067,406	9,881,654	30,393	10,043,514	1,501

Company	Plan Code	Face	Stat Reserve	Deficiency Reserve	Stat + Deficiency Reserve	Count	Type
001	n/a	100,000	596	—	596	1	Ceded to Hanover by Monumental Life
001	R3C511		10,425	—	10,425	1	Survivor Plus Riders
001	R3C51D		8,948	—	8,948	1	Survivor Plus Riders
001	R3C51D		6,750	—	6,750	1	Survivor Plus Riders
001	R3C51D		2,623	—	2,623	1	Survivor Plus Riders
001	R3C51D		2,273	—	2,273	1	Survivor Plus Riders
001	R3T11D		8,603	—	8,603	1	Survivor Plus Riders
001	R3T11D		2,947	—	2,947	1	Survivor Plus Riders

001	R3T11D		2,900	—	2,900	1	Survivor Plus Riders
001	R3T11D		4,555	—	4,555	1	Survivor Plus Riders
001	R3T11D		4,468	—	4,468	1	Survivor Plus Riders
001	R3T11D		8,020	—	8,020	1	Survivor Plus Riders
001	R3T11D		3,601	—	3,601	1	Survivor Plus Riders
001	R3T11D		3,328	—	3,328	1	Survivor Plus Riders
001	n/a		149,525	—	149,525	1	WrapPlan

Total		100,000	219,562	—	219,562	15
Adjustments		—	—	—	—	—
Total		100,000	219,562	—	219,562	15

5B

Company	Plan Code		Cash Value	Stat Reserve	Count	Type
004	001FA10Q1	XN	1,204	1,204	1	Deferred Annuity
004	001FA11Q1	XN	15,835	15,835	1	Deferred Annuity
004	001FA18N1	XN	62,978	62,978	8	Deferred Annuity
004	001FA51N1	XN	117,235	117,235	9	Deferred Annuity
004	001FA51Q1	XN	134,736	134,736	14	Deferred Annuity
004	001FA71N1	XN	12,162	12,162	1	Deferred Annuity
004	001FBL1Q1	XN	96,705	96,737	19	Deferred Annuity
004	001FBL1TP	XN	11,285	11,285	3	Deferred Annuity
004	001FBL2N1	XN	14,146	14,146	8	Deferred Annuity
004	001FBL2TP	XN	17,672	17,672	11	Deferred Annuity
004	001FBN2QP	XN	130,191	130,191	53	Deferred Annuity
004	001FBN3QP	XN	56,522	58,349	1	Deferred Annuity
004	001FC10N1	XN	286,529	286,529	14	Deferred Annuity
004	001FC10Q1	XN	143,214	143,214	12	Deferred Annuity
004	001FC11N1	XN	1,119,047	1,119,047	7	Deferred Annuity
004	001FC11Q1	XN	141,976	141,976	3	Deferred Annuity
004	001FD00L1	XN	26,831	26,831	5	Deferred Annuity
004	001FD10Q1	XN	3,137	3,600	1	Deferred Annuity
004	001FD11N0	XN	205,943	209,877	4	Deferred Annuity
004	001FD11N1	XN	36,900	37,729	1	Deferred Annuity
004	001FD11Q1	XN	473,811	482,989	2	Deferred Annuity
004	001FD51N1	XN	161,490	174,698	14	Deferred Annuity
004	001FD51Q1	XN	435,022	451,597	13	Deferred Annuity
004	001FD71N1	XN	122,773	132,134	5	Deferred Annuity
004	001FE10N1	XN	288,587	315,775	20	Deferred Annuity
004	001FE10Q1	XN	144,259	156,297	11	Deferred Annuity
004	001FE11N1	XN	168,843	180,945	2	Deferred Annuity
004	001FE11Q1	XN	402,164	410,368	3	Deferred Annuity
004	001FF71N1	XN	298,001	301,371	18	Deferred Annuity
004	001FF71Q1	XN	76,696	77,377	10	Deferred Annuity
004	001FF72N1	XN	46,286	46,993	3	Deferred Annuity
004	001FF72Q1	XN	81,412	83,182	5	Deferred Annuity
004	001FFF1N1	XN	264,636	268,031	8	Deferred Annuity
004	001FFF1Q1	XN	129,748	131,781	4	Deferred Annuity
004	001FG71N1	XN	90,547	92,118	6	Deferred Annuity
004	001FG71Q1	XN	198,397	203,482	2	Deferred Annuity
004	001FG72N1	XN	557,950	559,480	17	Deferred Annuity
004	001FG72Q1	XN	66,126	66,803	4	Deferred Annuity
004	001FH10N1	XN	1,403,651	1,470,783	56	Deferred Annuity
004	001FH10NQ	XN	9,250	9,710	1	Deferred Annuity
004	001FH10Q1	XN	336,691	350,249	32	Deferred Annuity
004	001FI10N1	XN	1,042,787	1,068,548	39	Deferred Annuity
004	001FI10NM	XN	73,591	75,649	1	Deferred Annuity
004	001FI10NQ	XN	41,454	42,459	1	Deferred Annuity
004	001FI10Q1	XN	709,055	724,031	18	Deferred Annuity
004	001FI10QQ	XN	46,650	47,524	1	Deferred Annuity
004	001FIF0N1	XN	119,802	123,643	5	Deferred Annuity
004	001FIF0Q1	XN	219,976	226,027	4	Deferred Annuity
004	001RH00L2	XN	8,435	8,435	1	Deferred Annuity
004	001RH01L1	XN	735,274	735,274	220	Deferred Annuity
004	001RH23N1	XN	37,020	37,020	12	Deferred Annuity
004	001RH25L1	XN	11,223	11,223	6	Deferred Annuity
004	001RH26L1	XN	165,439	165,439	36	Deferred Annuity
004	001RH28N1	XN	348,320	348,320	82	Deferred Annuity
004	001RH29N1	XN	187,663	187,663	23	Deferred Annuity
004	001RH30L1	XN	4,048	4,048	3	Deferred Annuity
004	001RH40L1	XN	18,459	18,459	3	Deferred Annuity
004	001RH41L1	XN	41,048	41,048	9	Deferred Annuity
004	001SA51N1	XN	1,303,019	1,330,351	36	Deferred Annuity
004	001SA51Q1	XN	1,036,760	1,049,472	22	Deferred Annuity
004	001SA51T1	XN	153,920	161,140	1	Deferred Annuity
004	001SA53N1	XN	338,396	345,124	2	Deferred Annuity
004	001SA53Q1	XN	303,902	303,902	3	Deferred Annuity
004	001SA71N1	XN	928,803	959,538	25	Deferred Annuity
004	001SA71Q1	XN	442,220	450,025	14	Deferred Annuity
004	001SF71N1	XN	435,812	437,321	8	Deferred Annuity
004	001SF71Q1	XN	24,843	25,319	1	Deferred Annuity
004	001SF72N0	XN	40,000	40,000	1	Deferred Annuity
004	001SF72N1	XN	318,396	322,775	10	Deferred Annuity
004	001SG71N1	XN	41,527	41,835	2	Deferred Annuity
004	001SG72N1	XN	371,260	371,916	18	Deferred Annuity
004	001SG72Q1	XN	34,711	34,988	1	Deferred Annuity
004	001SH10N1	XN	828,081	857,519	30	Deferred Annuity
004	001SH10NM	XN	9,391	9,649	1	Deferred Annuity
004	001SH10NQ	XN	349,687	363,149	11	Deferred Annuity
004	001SH10Q1	XN	33,330	34,204	1	Deferred Annuity
004	001SI10N1	XN	728,470	750,754	14	Deferred Annuity
004	001SI10NM	XN	227,193	232,987	4	Deferred Annuity
004	001SI10NQ	XN	9,309	9,548	1	Deferred Annuity
004	001SI10Q1	XN	74,272	76,882	1	Deferred Annuity
004	001SP01N1	XN	5,483	5,483	2	Deferred Annuity
004	001SP51N1	XN	447,371	447,371	10	Deferred Annuity
004	001SP51NP	XN	39,001	39,001	1	Deferred Annuity
004	001SP51Q1	XN	151,621	151,621	6	Deferred Annuity
004	001SP52N1	XN	6,751	6,751	1	Deferred Annuity
004	001SP55N1	XN	409,859	409,859	8	Deferred Annuity
004	001SP56N1	XN	254,504	261,418	1	Deferred Annuity
004	001SP71N1	XN	407,878	407,878	10	Deferred Annuity
004	001SP71Q1	XN	152,533	152,533	7	Deferred Annuity
004	001SP72N1	XN	4,619	4,619	1	Deferred Annuity
004	001SP79N1	XN	99,012	99,012	2	Deferred Annuity

Company	Annuity Type	Stat Reserve	Type
004	Period Certain 5.00% Total	151,585	Payout Annuity
004	Period Certain 5.25% Total	2,243,490	Payout Annuity
004	Period Certain 5.50% Total	223,944	Payout Annuity
004	Period Certain 6.00% Total	1,463	Payout Annuity
004	Period Certain 6.75% Total	25,147	Payout Annuity
004	Period Certain 7.00% Total	3,088	Payout Annuity
004	83 IAM 5.25% Total	17,862	Payout Annuity
004	83 IAM 6.00% Total	5,418	Payout Annuity
004	83 IAM 7.10% Total	5,341	Payout Annuity
004	2000 IAM 5.00% Total	21,222	Payout Annuity
004	2000 IAM 5.25% Total	91,696	Payout Annuity
004	2000 IAM 6.50% Total	185,042	Payout Annuity
004	Net Premium Accumulations	22,666,254	Payout Annuity
004			Payout Annuity

Total	22,212,766	25,641,552
Adjustments	—	—
Total	22,212,766	25,641,552

5C

Company	Val Basic	Reserve		Type
004	8C 83 IAM 6.00%		467	SUPP W/ LIFE CONT.
004	8C 83 IAM 6.00%		2,230	SUPP W/ LIFE CONT.
004	8C 83 IAM 6.00%		1,582	SUPP W/ LIFE CONT.

Total			4,279
Adjustments			—
Total			4,279

5D

Company	Val Basic	Reserve		Type
004	n/a		122,497	ADB Rider - TRAD
004	n/a		73	ADB Rider - ISWL
004	n/a		742	ADB Rider - AMEX

Total			123,312
Adjustments			—
Total			123,312

5E

Company	Val Basic	Reserve		Type
004	n/a		31,251	DISABILITY - Active - TRAD
004	n/a		614	DISABILITY - Active - AMEX

Total			31,865
Adjustments			—
Total			31,865

5F

Company	Val Basic	Reserve		Type
004	n/a		—	DISABILITY - Disabled - ISWL
004	n/a		338,831	DISABILITY - Disabled - Misc
004	n/a		1,095	DISABILITY - Disabled - AMEX
004	n/a		45,526	DISABILITY - Disabled - WCL

Total			385,452
Adjustments			—
Total			385,452

5G

Company	Val Basic	Reserve		Type
004	n/a		87,940	Deficiency - ISWL
004	n/a		12,597	Deficiency - Trad
004	n/a		356	GIO - Trad
004	n/a		20,875	Substandard - Misc
004	n/a		39	GIO - Amex
004	n/a		4,434	Deficiency - WCL

Total			126,240
Adjustments			—
Total			126,240

Reinsurance

Company	Name	Amount Inforce	Reserve Credit
004	RGA Reinsurance Co.	11,907,141	32,734
004	RGA Reinsurance Co.	10,230,806	50,270
004	American United Life Insurance Co.	—	—
004	Optimum Re Insurance Co.	365,444	4,696
004	Employers Reassurance Corp.	1,833	29
004	General Re Life Corp.	—	—
004	Gerling Global Life Reinsurance Co.	75,000	265
004	Gerling Global Life Reinsurance Co.	1,975,641	10,364
004	Hannover Life Reassurance Co. of A	5,982,133	613,286
004	Hannover Life Reassurance Co. of A	4,457,107	81,178
004	Hannover Life Reassurance Co. of A	173,822	22,823
004	Hannover Life Reassurance Co. of A	—	—
004	Hannover Life Reassurance Co. of A	1,118,340	775,973
004	Hannover Life Reassurance Co. of A	1,263,016	134,572
004	Hannover Life Reassurance Co. of A	—	—
004	Hannover Life Reassurance Co. of A	—	—
004	Hannover Life Reassurance Co. of A	32,918	278
004	Hannover Life Reassurance Co. of A	—	—
004	Hannover Life Reassurance Co. of A	563,311	205,762
004	Hannover Life Reassurance Co. of A	19,862	2,995
004	Hannover Life Reassurance Co. of A	51,853,858	11,613,399
004	Munich American Reassurance Co.	—	—
004	Munich American Reassurance Co.	—	—
004	Optimum Re Insurance Co.	—	—
004	Optimum Re Insurance Co.	—	—
004	Optimum Re Insurance Co.	6,111,708	5,011
004	Optimum Re Insurance Co.	7,418,064	32,558
004	Prudential Insurance Co. of America	—	—
004	Swiss Re Life & Health America Inc.	—	—
004	Swiss Re Life & Health America Inc.	—	—
004	Swiss Re Life & Health America Inc.	31,813,724	2,496,064
004	Swiss Re Life & Health America Inc.	1,309,982	11,584
004	Swiss Re Life & Health America Inc.	617,393	371,198
004	Swiss Re Life & Health America Inc.	2,156,830	684,461
004	Swiss Re Life & Health America Inc.	37,169,896	8,107,672
004	Transamerica Occidental Life Insuran	1,280,829	7,075
004	Transamerica Occidental Life Insuran	375,000	1,323
004	Wilton Reassurance Co.	10,357,170	342,103
004	Transamerica Occidental Life Insuran	—	—
004	European Reinsurance Co. of Zurich	11,710,151	9,287,977

TOTAL		200,340,979	34,895,649

AMERICAN PIONEER

Exhibit	Amount Inforce	Statutory Reserve
5A	432,978,327	75,488,595
5B	22,212,766	25,641,552
5C	—	4,279
5D	—	123,312
5E	—	31,865
5F	—	385,452
5G	—	126,240

Total	432,978,327	101,801,296
Actual	432,986,000	101,801,295	7,673	(0)

Total CEDED	200,340,979	34,895,649
Ajustments	—	—

Total	200,340,979	34,895,649
Actual	200,341,000	34,895,649

Total NET	232,637,347	66,905,647
Actual	232,645,000	66,905,647

Wilton Coverage Adjustment	3,452,390	114,034

Total After Wilton removed	229,192,610	66,791,613

Exhibit B

STATUTORY RESERVES AND LIABILITIES BY POLICY

The Ceding Company sent the information on Exhibit B to the Reinsurer via a CD data file on Friday, April 10, 2009. The Reinsurer received the information on Monday, April 13, 2009.

B-1

Exhibit C

TRANSFERRED ASSETS

The Transferred Assets shall be within one of the following two (2) categories:

1. Cash

2. United States Dollar-Denominated Securities issued or guaranteed by the United States Treasury.

Valuation of Assets

(a) By 5:00 p.m. on the fifth (5th) Business Day prior to the Closing Date, the parties by mutual agreement shall designate certain Transferred Assets as “IDC Assets”, provided that IDC quotes prices for such Transferred Assets. All Transferred Assets not designated as IDC Assets shall be designated “Brokers Assets.” If the parties cannot agree on the designation of any particular Transferred Asset as an “IDC Asset”, such Transferred Asset shall be conclusively deemed to be a Brokers Asset. The fair market value of each Transferred Asset that is an IDC Asset and each Transferred Asset that is a Brokers Asset shall be determined as follows:

(i) No later than 9:00 a.m. on the Business Day immediately prior to the Closing Date, Reinsurer shall submit to IDC the CUSIP number (or other unique identifier if CUSIP is not available) and face amount of each IDC Asset and request that IDC provide in writing as promptly as practicable to the Ceding Company and the Reinsurer each such Transferred Asset’s price (for the given face amount) as of approximately 3:00 p.m. on such Business Day. The price quoted by IDC shall be referred to as the “IDC Price”.

(ii) No later than 5:00 p.m. on the fourth (4th) Business Day prior to the Closing Date, the Reinsurer shall submit simultaneously to each of the three (3) Brokers the CUSIP number (or other unique identifier if CUSIP is not available) and face amount of each Brokers Asset and request that each Broker provide in writing as promptly as practicable to the Ceding Company and the Reinsurer each such Transferred Asset’s price (for the given face amount), with such price setting forth the bid value and ask value of each such Transferred Asset as of approximately 3:00 p.m. on the Business Day immediately prior to the Closing Date. The price quoted by each Broker for each Brokers Asset shall be the average of such bid and ask price and shall be designated as the “Broker’s Quote” for each such Brokers Asset.

(iii) The Reinsurer and the Ceding Company together shall review the IDC Prices and Brokers’ Quotes for any errors and omissions or other disagreements (together, “Disagreements”). If the Reinsurer or the Ceding Company reasonably determines that there exists any Disagreement, the Reinsurer and the Ceding Company shall immediately notify IDC or the applicable Broker, as the case may be, and use their commercially reasonable efforts to determine and resolve with the applicable party any such Disagreement prior to the Closing, or as promptly as practicable after the Closing, in accordance with the principles set forth in this Exhibit C.

C-1

(b) The fair market value of each IDC Asset shall be the IDC Price. The fair market value of each Brokers Asset is the Broker’s Quote remaining for such asset after discarding the highest and lowest Broker’s Quote for such asset.  Such fair market values for the IDC and Brokers Assets shall be referred to as the “Fair Market Value” of such asset.

(c) For purposes of this Exhibit C:

(i) “Brokers” means the following brokers: Citigroup, Merrill Lynch & Co. and JPMorgan Chase & Co.; provided, that, if any such broker does not provide a Brokers Quote or hereafter becomes an Affiliate of the Reinsurer or the Ceding Company, the parties shall mutually decide in good faith whether to proceed without such Brokers Quote or to identify a mutually acceptable replacement broker.

(ii) “IDC” means the pricing and quotation service offered by Financial Time Interactive Data Corp.

C-2